                                                                                                    Investment Company Act No. 811-5186

                               As filed with the Securities and Exchange Commission on February 3, 2003
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                                                       SCHEDULE 14A INFORMATION
                           Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[X]      Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

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                                                        American Skandia Trust

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Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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         1)  Title of each class of securities to which transaction applies:
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         2)  Aggregate number of securities to which transaction applies:
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         3) Per unit  price or other  underlying  value of  transaction  computed  pursuant  to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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         4)  Proposed maximum aggregate value of transaction:
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         5)  Total fee paid:
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[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing  for which
the offsetting fee was paid previously.  Identify the previous filing by        registration statement number, or the Form or Schedule
and the date of its filing.

         1)  Amount Previously Paid:
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         2)  Form, Schedule or Registration Statement No.:
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         3)  Filing Party:
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         4)  Date Filed:
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                                                            PROXY STATEMENT

                                                        AMERICAN SKANDIA TRUST
                                                          One Corporate Drive
                                                             P.O. Box 883
                                                      Shelton, Connecticut 06484

                                               AST Strong International Equity Portfolio
                                           AST William Blair International Growth Portfolio
                                          AST American Century International Growth Portfolio
                                                AST DeAM International Equity Portfolio
                                                    AST MFS Global Equity Portfolio
                                                  AST PBHG Small-Cap Growth Portfolio
                                                  AST DeAM Small-Cap Growth Portfolio
                                               AST Federated Aggressive Growth Portfolio
                                              AST Goldman Sachs Small-Cap Value Portfolio
                                                 AST Gabelli Small-Cap Value Portfolio
                                                  AST DeAM Small-Cap Value Portfolio
                                              AST Goldman Sachs Mid-Cap Growth Portfolio
                                             AST Neuberger Berman Mid-Cap Growth Portfolio
                                             AST Neuberger Berman Mid-Cap Value Portfolio
                                                  AST Alger All-Cap Growth Portfolio
                                                  AST Gabelli All-Cap Value Portfolio
                                             AST T. Rowe Price Natural Resources Portfolio
                                                     AST Alliance Growth Portfolio
                                                       AST MFS Growth Portfolio
                                                 AST Marsico Capital Growth Portfolio
                                            AST Goldman Sachs Concentrated Growth Portfolio
                                                  AST DeAM Large-Cap Growth Portfolio
                                                  AST DeAM Large-Cap Value Portfolio
                                            AST Alliance/Bernstein Growth + Value Portfolio
                                              AST Sanford Bernstein Core Value Portfolio
                                                  AST Cohen & Steers Realty Portfolio
                                           AST Sanford Bernstein Managed Index 500 Portfolio
                                            AST American Century Income & Growth Portfolio
                                               AST Alliance Growth and Income Portfolio
                                                 AST MFS Growth with Income Portfolio
                                                 AST INVESCO Capital Income Portfolio
                                                 AST DeAM Global Allocation Portfolio
                                           AST American Century Strategic Balanced Portfolio
                                             AST T. Rowe Price Asset Allocation Portfolio
                                                AST T. Rowe Price Global Bond Portfolio
                                                  AST Federated High Yield Portfolio
                                               AST Lord Abbett Bond-Debenture Portfolio
                                                        AST DeAM Bond Portfolio
                                                 AST PIMCO Total Return Bond Portfolio
                                               AST PIMCO Limited Maturity Bond Portfolio
                                                      AST Money Market Portfolio

                                                    SPECIAL MEETING OF SHAREHOLDERS
                                                              To be held
                                                            April [3], 2003

         This proxy  statement and enclosed form of proxy are being  furnished in connection  with the  solicitation  of proxies by the
Board of Trustees of American  Skandia Trust (the "Trust") for use at a special meeting of the  shareholders of the various  investment portfolios  of the  Trust  (each  a  "Portfolio"  and  collectively  the  "Portfolios")  to be held at One  Corporate  Drive,  Shelton,
Connecticut  06484 on April [3], 2003, at 10:00 a.m. Eastern Standard Time, (the "Meeting"),  or at any adjournments  thereof,  for the purposes  set forth in the  accompanying  Notice of Meeting  (the  "Notice").  The first  mailing of proxies  and proxy  statements  to shareholders is anticipated to be on or about [February 20], 2003.

Voting Matters

         You may vote by  indicating  voting  instructions  on the  enclosed  proxy (or  proxies),  and  returning  it in the  envelope provided,  or you may vote over the  Internet  by visiting  www.americanskandia.com,  looking  for the "Vote"  link and  following  the instructions  provided.  Voting  instructions  will be solicited  principally by mailing this Proxy Statement and its  enclosures,  but proxies  also may be  solicited  by  telephone,  facsimile,  through  electronic  means such as  e-mail,  or in person by  officers  or representatives  of the Trust or American  Skandia Life  Assurance  Corporation  ("ASLAC").  The Trust will forward proxy  materials to record owners for any  beneficial  owners that such record  owners may request.  The costs of the Meeting,  including  costs related to preparing and mailing this Proxy Statement will be borne by American Skandia, Inc. ("ASI").

         The following table sets forth each Proposal, as well as the Portfolios that will vote on the Proposal.

               Proposal                                                         Portfolios
               --------                                                         ----------

I.       Approval of New Investment       All Portfolios
      Management Agreements

II.   Election of Seven Trustees          All Portfolios

III.  Approval of Changes to              All Portfolios
      Fundamental Investment
      Restrictions With Respect to
      Lending Activities of Portfolios

IV.   Approval of Changes to             All Portfolios
      Fundamental Investment
      Restrictions With Respect to
      Borrowing Activities of
      Portfolios

V.    Approval of Changes to              AST Alliance Growth and Income Portfolio, AST INVESCO Capital Income Portfolio and
      Fundamental Investment              AST Goldman Sachs Concentrated Growth Portfolio (the "Proposal V Voting
      Restrictions With Respect to        Portfolios")
      Investments in a Single Issuer

VI.   Approval of Changes to              AST Goldman Sachs Concentrated Growth Portfolio and AST Goldman Sachs Mid-Cap
      Fundamental Investment              Growth Portfolio (the "Proposal VI Voting Portfolios")
      Restrictions With Respect to
      Diversification

VII.  Approval of Reclassification of     AST Alliance Growth and Income Portfolio, AST INVESCO Capital Income Portfolio,
      Certain Fundamental Investment      AST Federated High Yield Portfolio, AST PIMCO Total Return Bond Portfolio, AST
      Restrictions from "Fundamental"     PIMCO Limited Maturity Bond Portfolio and AST Money Market Portfolio (the
      to "Non-fundamental"                "Proposal VII Voting Portfolios")

         The Annual Report of the Trust,  including audited  financial  statements for the fiscal year ended December 31, 2001, and the
Semi-Annual  Report of the Trust for the  period  ended  June 30,  2002,  have been  previously  sent to  shareholders.  The Trust will furnish  additional  copies of the Annual Report and Semi-Annual  Report to a shareholder upon request,  without charge,  by writing to the Trust at the above address or by calling 1-800-752-6342.

         Shareholders  of record at the close of business on February  3, 2003 (the  "Record  Date") are  entitled to notice of, and to vote at, the Meeting.  Each  shareholder  is entitled to one vote for each full share.  As of the Record Date, the shares of beneficial interest of the Portfolios outstanding, rounded to the nearest full share, were as follows:

                                              PORTFOLIO                                                        SHARES
                                              ---------                                                        ------

AST Strong International Equity Portfolio
AST DeAM International Equity Portfolio
AST Goldman Sachs Concentrated Growth Portfolio
AST William Blair International Growth Portfolio
AST MFS Global Equity Portfolio
AST Money Market Portfolio
AST Federated High Yield Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST PBHG Small-Cap Growth Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST T. Rowe Price Global Bond Portfolio
AST DeAM Small-Cap Growth Portfolio
AST Federated Aggressive Growth Portfolio
AST INVESCO Capital Income Portfolio
AST PIMCO Total Return Bond Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST American Century International Growth Portfolio
AST American Century Strategic Balanced Portfolio
AST American Century Income & Growth Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Gabelli Small-Cap Value Portfolio
AST Cohen & Steers Realty Portfolio
AST DeAM Small-Cap Value Portfolio
AST Marsico Capital Growth Portfolio
AST Neuberger Berman Mid-Cap Value Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Alger All-Cap Growth Portfolio
AST Gabelli All-Cap Value Portfolio
AST Alliance Growth Portfolio
AST MFS Growth Portfolio
AST DeAM Large-Cap Growth Portfolio
AST DeAM Large-Cap Value Portfolio
AST Alliance/Bernstein Growth + Value Portfolio
AST Sanford Bernstein Core Value Portfolio
AST Sanford Bernstein Managed Index 500 Portfolio
AST Alliance Growth and Income Portfolio
AST MFS Growth with Income Portfolio
AST DeAM Global Allocation Portfolio
AST Lord Abbett Bond-Debenture Portfolio
AST DeAM Bond Portfolio

         As of the  Record  Date,  to the  knowledge  of the Trust  there is no  beneficial  owner of more than 5% of the shares of any
Portfolio of the Trust.  Collectively, the Trustees and officers of the Trust own less than 1% of the Trust's outstanding shares.

         Currently,  the Portfolios serve as underlying  variable  investment  options for variable annuity contracts and variable life insurance policies  ("Variable  Contracts") issued by two life insurance companies -- ASLAC and Kemper Investors Life Insurance Company
(the "Participating  Insurance  Companies").  As of the Record Date, more than __% of each Portfolio's shares were legally (rather than beneficially)  owned by ASLAC.  ASLAC holds assets  attributable  to its Variable  Contracts  obligations in ASLAC Variable  Account B,
ASLAC  Variable  Account Q and ASLAC  Variable  Account  F  (collectively,  for  purposes  of this  Proxy  Statement,  "ASLAC  Variable
Accounts"),  each of which,  except for ASLAC  Variable  Account Q, is an investment  company  registered as such under the  Investment
Company Act of 1940, as amended (the "Investment  Company Act").  ASLAC Variable Accounts are comprised of various  sub-accounts,  each of which invests  exclusively in a mutual fund or in a portfolio of a mutual fund. The Participating  Insurance  Companies will solicit voting  instructions  from variable annuity contract owners who beneficially own shares of a Portfolio through separate accounts of the
Participating  Insurance  Companies as of the Record Date (the  "Contractowners").  Because  Contractowners are indirectly  invested in the Portfolios through their contracts and have the right to instruct the Participating  Insurance  Companies how to vote shares of the
Portfolios on all matters requiring a shareholder vote,  Contractowners  should consider themselves  shareholders of the Portfolios for purposes of this Proxy Statement.

         All shares of each Portfolio held by the Contractowners  will be voted by the Participating  Insurance Companies in accordance with voting  instructions  received from such  Contractowners with respect to each proposal being presented to them as set forth in the
Notice.  Proxies  submitted  without  voting  instructions  for any such  proposal will be voted FOR the  proposal.  The  Participating
Insurance  Companies  are  entitled to vote shares for which no proxy is received and will vote such shares in the same  proportion  as the votes cast by their Contractowners on the proxy issues presented.

Management of the Portfolios

         American  Skandia  Investment  Services,  Inc.  ("ASISI" or the  "Investment  Manager") is the investment  manager for all the
Trust's  Portfolios.  ASISI has served as investment  manager of the Trust since 1992 and currently  serves as investment  manager to a total of 72  investment  company  portfolios.  ASISI is a wholly owned  subsidiary  of ASI. ASI is also the owner of ASLAC and American
Skandia Marketing,  Incorporated ("ASM"),  which is the principal  underwriter of ASLAC's Variable Contracts.  The principal offices of
ASISI,  ASI,  ASLAC and ASM are  located at One  Corporate  Drive,  Shelton,  Connecticut  06484.  ASI is  indirectly  owned by Skandia
Insurance Company Ltd. (publ) ("SICL"),  an insurance  company organized under the laws of the kingdom of Sweden,  located at Sveavagen
44, S-103, Stockholm, Sweden.

         ASISI  serves as  Investment  Manager to the  Portfolios  pursuant to  investment  management  agreements  with the Trust with respect to each Portfolio (the  "Investment  Management  Agreements").  The Investment  Management  Agreements  provide that ASISI will furnish each Portfolio with investment  advice and  administrative  services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable  Portfolios.  In the case of each Portfolio,  the Investment Management Agreement also  provides,  among other things,  that in carrying out its  responsibility  to supervise and manage all aspects of the  Portfolio's operations including the executive,  administrative,  accounting,  custody, transfer agency and shareholder servicing services that are deemed  advisable  by the  Trustees,  ASISI may engage,  subject to  approval  of the Board of  Trustees  of the Trust (the  "Board" or
"Trustees")  and, where required,  the  shareholders  of the Portfolio,  a sub-advisor to provide  advisory  services to the Portfolio.
ASISI may delegate to the sub-advisor the duty,  among other things,  to formulate and implement the  Portfolio's  investment  program, including the duty to determine what issuers and securities will be purchased for or sold from the Portfolio.

         The Trust has obtained an exemption  from the Securities and Exchange  Commission  that permits ASISI,  subject to approval by the  Board  of  Trustees  of the  Trust,  to  enter  into new  sub-advisory  agreements  with  one of more  sub-advisors  or to  change sub-advisors,  without obtaining  shareholder approval of the changes.  This exemption (which is similar to exemptions granted to other investment  companies  that are organized in a similar  manner as the Trust) is intended to facilitate  the efficient  supervision  and management of the sub-advisors by ASISI and the Trustees.

         In accordance  with this provision for delegation of authority,  ASISI has entered into a sub-advisory  agreement with respect to each Portfolio,  pursuant to which the above duties have been delegated by ASISI to a sub-advisor who receives  compensation for its services  from ASISI out of the  investment  management  fee ASISI  receives  from each  Portfolio;  the  sub-advisors  do not  receive compensation directly from any Portfolio.

         The  Administrator  of the  Portfolios  is PFPC Inc.,  a Delaware  corporation  located at 103 Bellevue  Parkway,  Wilmington,
Delaware 19809.

Acquisition of ASI by Prudential Financial, Inc.

         On December 19, 2002,  SICL entered into a stock purchase  agreement (the "Purchase  Agreement") to sell 90% of ASI and all of
ASI's businesses,  including ASISI, to Prudential  Financial,  Inc.  ("Prudential" or "Purchaser") (the  "Transaction").  The remaining
10% interest in ASI and its business  will be retained by SICL,  subject to certain SICL rights to require  Prudential  to purchase its remaining  interest and certain  Prudential  rights to purchase  such  remaining  interest from SICL on demand.  Prudential,  751 Broad
Street,  Newark, New Jersey 07102, serves retail and institutional  customers  worldwide and includes The Prudential  Insurance Company of America,  one of the largest life insurance  companies in the U.S.  Prudential  companies  offer a variety of products and services, including life  insurance,  property and casualty  insurance,  mutual funds,  annuities,  pension and retirement  related  services and administration,  asset management,  securities brokerage,  banking and trust services,  real estate brokerage franchises and relocation services.  The  Prudential  companies had  approximately  $[557]  billion in total assets under  management  and  administration  as of
September 30, 2002.  Consummation  of the  Transaction  is subject to a number of  contingencies,  including  receipt of regulatory and shareholder  approvals and  satisfaction  of other closing  conditions.  The goal of ASI and Prudential is to complete the  Transaction during  the  second  quarter  of 2003 (the  "Closing").  Under the  Purchase  Agreement,  among the other  conditions  to  Prudential's obligations  to complete the  Transaction  is the condition that  shareholder  approvals  shall have been received and shall be in full force and effect  with  respect to  investment  companies  (and each series  thereof)  registered  as  investment  companies  under the
Investment  Company Act for which ASI or any of its subsidiaries acts as investment  advisor,  administrator or sub-advisor  having not less than 75% of such funds' assets under management as of the consummation date of the Transaction.

         ASISI does not expect that the Trust's  operations will be materially  affected,  at least  immediately,  by the  Transaction.
ASISI does not currently  anticipate that there will be any immediate  changes in the  sub-advisors  engaged by the Trust in connection with the  Transaction.  ASI and  Prudential  are  beginning  the  process of  evaluating  capabilities  across  the ASI and  Prudential companies and, where appropriate,  considering changes designed to maximize investment and operations  capabilities and achieve expense and resource efficiencies to be implemented following the Transaction.

Summary of Proposals

         Shareholders  of the  Portfolios  are being  asked to  consider  and vote on the seven  Proposals  set forth in the Notice and described in more detail  below.  As  described  above under  "Voting  Matters",  some of the  Proposals  relate to some,  but not all,
Portfolios.
o        Under Proposal I, the shareholders of each Portfolio are being asked to approve new investment  management  agreements between the Trust, on behalf of the Portfolios,  and ASISI,  and Prudential  Investments  LLC ("PI"),  as co-managers.  If approved by the shareholders of each Portfolio,  the applicable new investment management agreement would provide for the uninterrupted management of each Portfolio after the Transaction,  because the current Investment Management  Agreements will terminate  automatically upon completion of the Transaction.
o        Under  Proposal II, the  shareholders  of each  Portfolio are being asked to elect seven  Trustees to the Board of Trustees of the Trust to serve until their respective successors have been elected and qualified (the "Nominees").
o        Under Proposal III, the  shareholders  of each Portfolio are being asked to approve  changes to each  Portfolio's  fundamental investment  restriction  with  respect to the lending  activities  of the  Portfolios  that would allow a Portfolio  to lend money directly to another Portfolio.  Currently,  each Portfolio is permitted to lend portfolio securities to certain borrowers pursuant to the Trust's  securities lending program.  It is proposed that the current  fundamental  investment  restriction be broadened to allow the lending of money between  Portfolios in order to implement the  operation of an interfund  credit  facility  pursuant to which the Portfolios  could lend money to each other (the  "Interfund  Credit  Facility").  If approved by the  shareholders  of a
     Portfolio, the fundamental investment restriction would be amended to allow such interfund lending of money.
o        Under Proposal IV, the  shareholders  of each  Portfolio are being asked to approve  changes to each  Portfolio's  fundamental investment  restriction  with respect to the borrowing  activities of the Portfolios  that would allow a Portfolio to borrow money from another  Portfolio.  Currently,  each  Portfolio is permitted to borrow money for  temporary or emergency  purposes only from banks or other persons as permitted by applicable law. In order to implement the operation of the Interfund  Credit  Facility,  it is proposed that the current fundamental  investment restriction be broadened to explicitly allow a Portfolio to borrow money from another  Portfolio.  If approved by the shareholders of a Portfolio,  the fundamental  investment  restriction would be amended to allow such borrowing of money from other Portfolios.
o        Under Proposal V, the  shareholders  of each of the Proposal V Voting  Portfolios  are being asked to approve  changes to each
     Proposal V Voting  Portfolio's  fundamental  investment  restriction with respect to investment by a Portfolio in a single issuer.
     It is proposed that these fundamental  investment  restrictions be amended in order to implement the operation of a cash sweep and securities  lending cash  collateral  management  program to invest the Portfolios'  uninvested  cash and securities  lending cash collateral  in  affiliated  unregistered  and  registered  money  market  funds (the "Cash  Sweep and Cash  Collateral  Management
     Program").  Pursuant to the Cash Sweep and Securities  Lending Cash Collateral  Management  Program, a Portfolio is expected to be permitted to invest up to 25% of its total assets in such money market funds  utilized as  investment  vehicles  under the Program
     (the  "Money  Market  Funds").  If approved by the  shareholders  of a Proposal V Voting  Portfolio,  the  applicable  fundamental investment  restriction would be amended to allow investment by the Portfolio in the Money Market Funds pursuant to the Cash Sweep and Securities Lending Cash Collateral Program.

o    Under Proposal VI, the  shareholders of the AST Goldman Sachs  Concentrated  Growth Portfolio will be asked to approve a change in the Portfolio's  fundamental investment restriction with respect to diversification such that the Portfolio will be changed from a
     "diversified" fund to a "non-diversified"  fund, as defined in the Investment Company Act, and the shareholders of the AST Goldman
     Sachs Mid-Cap Growth  Portfolio  will be asked to approve a change in the  Portfolio's  fundamental  investment  restriction  with respect to  diversification  such that the Portfolio will be changed from a  "non-diversified"  fund to a  "diversified"  fund, as defined in the  Investment  Company Act. These changes are proposed in order to  accommodate  the manner in which the  Portfolios'
     sub-advisor, Goldman Sachs Asset Management, wants to manage each Portfolio.

o    Under Proposal VII, the shareholders of each of the Proposal VI Voting Portfolios are being asked to approve the  reclassification of certain fundamental investment  restrictions from "fundamental" to "non-fundamental".  Fundamental investment  restrictions may not be changed without shareholder approval while non-fundamental  investment  restrictions may be changed by the Trustees without shareholder  approval. In certain cases, the current fundamental  restrictions  proposed for reclassification  reflect regulatory, business or industry  conditions,  practices or requirements that are no longer in effect. In other cases, the current fundamental restrictions  proposed for reclassification  reflect limitations adopted by a Portfolio's  sub-advisor with respect to other funds similarly  managed  by the  sub-advisor.  In each  case,  however,  the  Investment  Company  Act does not  require a  fundamental investment  restriction.  Thus,  reclassification of these fundamental investment restrictions would reduce administrative burdens associated with the restriction  and provide  additional  flexibility to pursue  investment  policies  consistent with current law without the significant delay and expense to the Portfolios of soliciting for shareholder approval.

                                                              PROPOSAL I

                                             APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

         Shareholders  of each of the  Portfolios  are  being  asked  to  approve  a new  Investment  Management  Agreement  (the  "New
Agreement")  between the Trust,  on behalf of each  Portfolio,  and ASISI,  and PI, as  co-managers.  Approval of the New Agreements is sought so that the  management of each  Portfolio can continue  uninterrupted  after the  Transaction,  because the current  Investment
Management Agreements (the "Current Agreements") will terminate automatically upon completion of the Transaction.

         The goal of ASI and  Prudential  is to  complete  the  Transaction  during the  second  quarter  of 2003 but  satisfaction  of necessary closing conditions,  including among other things obtaining required regulatory  approvals,  could defer the completion date.
As a result of the  Transaction,  ASI will become an  indirectly  owned  subsidiary  of  Prudential.  ASISI will remain a direct wholly owned  subsidiary of ASI. Under the Proposal,  PI would act as a co-manager of the Trust and each  Portfolio with ASISI.  As co-manager
PI would provide  supervision and oversight of ASISI's investment  management  responsibilities  with respect to the Trust. As provided in the New  Agreement,  PI would be  accountable  to the Board for the  performance  of its  duties as  co-manager.  PI expects to also provide  integration  planning and related  services to ASISI.  In this regard,  Prudential may decide at a later date to integrate the separate legal entities of PI and ASISI into a single entity at which time the surviving  investment  advisor would be responsible  for providing services formerly provided by ASISI and PI and, in return, would receive fees formerly received by ASISI.

         The change of ownership of ASISI  resulting  from the  Transaction  will be deemed under the  Investment  Company Act to be an assignment  of  the  Current  Agreements.  The  Current  Agreements  provide  for  their  automatic  termination  upon  an  assignment.
Accordingly,  the New Agreement is proposed for approval by  shareholders  of each  Portfolio.  The single New Agreement  would replace the separate Current Agreement for each Portfolio,  subject to approval of such Portfolio's  shareholders.  A form of the New Agreement is attached as Exhibit A to this Proxy  Statement  and the  description  of its terms in this  section is  qualified in its entirety by reference to Exhibit A.

         Exhibit B attached hereto  reflects the date of each Current  Agreement,  the rate of compensation  paid to ASISI with respect to each  Portfolio,  and the  aggregate  amount of ASISI's fee with respect to each  Portfolio  for the last fiscal year.  Each Current
Agreement was last approved by the Board on April 11, 2002 at a meeting  called for the purpose of considering  the annual  re-approval of the Current Agreements.

         The  rate of  compensation  paid by each  Portfolio  under  the New  Agreement  will be the same as the rate  paid  under  the
Portfolio's  Current Agreement.  Neither ASISI nor PI anticipate that the Transaction will cause any reduction in the nature,  scope or quality of services now provided to any Portfolio by ASISI  pursuant to the Current  Agreement  for such  Portfolio or have any adverse effect on ASISI's ability to fulfill its obligations to the Portfolios.

         Terms of the Current  Agreements.  Each Current  Agreement  provides that ASISI will furnish each  Portfolio  with  investment advice and certain  administrative  services with respect to the applicable  Portfolio's assets subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio.

         In the case of each Portfolio,  the Current Agreement  provides,  among other things,  that in carrying out its responsibility to supervise and manage all aspects of the Portfolio's  operations,  ASISI may engage,  subject to approval of the Board of Trustees of the Trust and, where required,  the shareholders of the Portfolio,  a sub-advisor to provide advisory services to the Portfolio.  ASISI may delegate to the  sub-advisor  the duty,  among other  things,  to formulate  and  implement  the  Portfolio's  investment  program, including the duty to determine  what issuers and  securities  will be purchased  for or sold from the  Portfolio.  In accordance  with this provision for delegation of authority,  ASISI has entered into a sub-advisory  agreement with respect to each Portfolio,  pursuant to which the above duties have been delegated by ASISI to a sub-advisor  who receives  compensation  for its services from ASISI out of the investment  management fee ASISI receives from each  Portfolio;  the  sub-advisors  do not receive  compensation  directly from any
Portfolio.

         Each Current  Agreement  provides that neither ASISI nor its personnel shall be liable for any error of judgment or mistake of law or for any act of omission in the administration or management of the applicable  Portfolio,  except for willful  misfeasance,  bad faith or gross  negligence in the  performance  of its or their duties or by reason of reckless  disregard of its or their  obligations and duties under the Current Agreement.

         Each Current  Agreement will continue in effect from year to year,  provided it is approved at least annually by a vote of the majority  of the  Trustees  who are not  parties  thereto  or  interested  persons  of any such  party,  cast in  person  at a  meeting specifically  called for the purpose of voting on such approval,  or by the vote of the majority of the outstanding  voting  securities of each  Portfolio.  Each Current  Agreement may be terminated  without  penalty on sixty days' written notice by vote of a majority of the  Board of  Trustees  or by  ASISI,  or by  holders  of a  majority  of the  applicable  Portfolio's  outstanding  shares,  and will automatically terminate in the event of its "assignment" as that term is defined in the Investment Company Act.

         New  Agreement.  At a meeting of the Board held in person on January 24, 2003, the New Agreement was  unanimously  approved by the Board,  including all of the Trustees who are not  interested  parties to the New  Agreement or interested  persons of such parties
("Independent  Trustees").  The New  Agreement,  as approved by the Board,  is  submitted  for  approval  by the  shareholders  of each
Portfolio.  The New Agreement must be voted upon separately by the shareholders of the Portfolio to which it pertains.

         If the New Agreement is approved by the  shareholders  of a Portfolio,  it will take effect as to such  Portfolio  immediately and  replace  such  Portfolio's  Current  Agreement  upon the  closing of the  Transaction.  Subject to  earlier  termination,  the New
Agreements  will  remain in effect  through  March 31,  2005,  and will  continue  from  year to year  thereafter,  provided  that such continuance  is approved  annually with respect to each  Portfolio  (i) by the Board or by the vote of the majority of the  outstanding voting securities of the particular Portfolio, and, in either case, (ii) by a majority of the Independent Trustees.

         A form of the New  Agreement  is attached  as Exhibit A to this Proxy  Statement.  In brief,  the New  Agreement  specifically provides that:

         o ASISI and PI jointly  will  administer  each  Portfolio's  business  affairs and  supervise  each  Portfolio's  investments.
         Subject  to Board  approval,  ASISI and PI may  select and employ  one or more  sub-advisors  for a  Portfolio,  who will have primary responsibility for determining what investments the Portfolio will purchase, retain and sell;

         o Subject to Board  approval,  ASISI and PI may reallocate a Portfolio's  assets among  sub-advisors  including (to the extent legally permissable) affiliated sub-advisors, consistent with the Portfolio's investment objectives;

         o ASISI and PI (or a  sub-advisor,  acting  under  ASISI and PI's  supervision)  will  select  brokers to effect  trades for a
         Portfolio (which broker may be an affiliate); and

         o Each  Portfolio  will pay  advisory  fees under its New  Agreement  at the same  advisory  fee rate  currently  paid by such
         Portfolio under the Current Agreement.

         Among other things,  the New Agreement  clarifies that ASISI and PI may appoint  multiple  sub-advisors for each Portfolio and reallocate the Portfolios' assets among multiple  sub-advisors upon Board approval only and without seeking shareholder  approval.  For example,  this means that a Portfolio that has allocated 100% of its assets to one  sub-advisor  would be able to change the allocation to 50% to one  sub-advisor  and 50% to a second  existing or newly  appointed  sub-advisor  with Board  approval,  but without  getting shareholder  approval.  Alternatively,  if a Portfolio has allocated 50% of its assets to each of two  sub-advisors it would be able to change  the  allocation  to 75% of its  assets to either  sub-advisor  and 25% to the other  sub-advisor  without  seeking  shareholder approval.  Although  the  New  Agreement  specifically  provides  for  re-allocation  of  assets  among  sub-advisors,  the  Trust  has historically  taken the position  that  multiple  sub-advisors  may be engaged for each  Portfolio  and that the Trust can  re-allocate assets in this manner.  However,  the Board believes that  clarifying this matter in the investment  management  agreement at this time is in the best interests of the shareholders.

         In addition, PI will consider,  where appropriate,  recommending the appointment of affiliated sub-advisors to manage all or a segment of a Portfolio, subject to Board and shareholder approval.

         Pursuant to  agreements  between  ASISI and the  sub-advisors,  as noted above,  day-to-day  management  of each  Portfolio is carried out by each sub-advisor  engaged by ASISI under its direct  supervision  ("Current  Sub-Advisory  Agreements").  Similar to the
Current Investment  Management  Agreements,  each Current  Sub-Advisory  Agreement will  automatically  terminate at the closing of the
Transaction as a result of its "assignment",  and in accordance with the terms of the Current  Investment  Management  Agreements which provide for termination of each Current  Sub-Advisory  Agreement upon termination of its corresponding  Current  Investment  Management
Agreement.  If the New Agreement is approved by  shareholders,  new  sub-advisory  agreements  will take effect  immediately  after the closing of the Transaction ("New Sub-Advisory  Agreements").  The New Sub-Advisory  Agreements will reflect the changes made in the New
Agreement.  Shareholders  will  receive  information  statements  within  ninety (90) days  following  the  closing of the  Transaction regarding the New Sub-Advisory Agreements.

         The New  Agreement and the Current  Agreements do not have  identical  provisions  relating to PI's or ASISI's  liability to a
Portfolio if the  Portfolio  should suffer a loss.  Each Current  Agreement  provides that ASISI will be liable to a Portfolio  only in the event of ASISI's willful  misfeasance,  gross negligence,  bad faith, or reckless  disregard of its duties.  The New Agreement also provides that ASISI or PI will be liable to a Portfolio for a loss resulting from willful  misfeasance,  bad faith, gross negligence or reckless  disregard of its respective  duties and  obligations.  In addition,  the New Agreement  states that PI or ASISI may be liable for a breach of its fiduciary duty to a Portfolio,  up to the amount of the  Portfolio's  actual damages and not to exceed the advisory fee previously paid by the Portfolio over a certain period.

         Any  investment  program  undertaken by ASISI pursuant to each New Agreement,  as well as any other  activities  undertaken by
ASISI on behalf of the  applicable  Portfolio  pursuant  thereto,  shall at all times be subject to any  directives of the Board.  This proposal to approve the New Agreement seeks no increase in advisory fees for any of the Portfolios.

         Information  about ASISI.  ASISI is a Connecticut  corporation  organized in 1991 and is  registered as an investment  adviser with the Securities and Exchange  Commission.  Prior to April 7, 1995, ASISI was known as American Skandia Life Investment  Management,
Inc.  ASISI  furnishes  each  Portfolio  with  investment  advice and certain  administrative  services with respect to the  applicable
Portfolio's  assets subject to the  supervision of the Board of Trustees and in conformity  with the stated  policies of the applicable
Portfolio.

         ASISI may engage,  subject to approval of the Board and, where required,  the shareholders of the Portfolio,  a sub-advisor to provide  advisory  services to the Portfolio.  ASISI may delegate to the  sub-advisor  the duty,  among other things,  to formulate and implement the  Portfolio's  investment  program,  including the duty to determine what issuers and securities  will be purchased for or sold from the  Portfolio.  In accordance  with this  provision  for  delegation  of  authority,  ASISI has entered into a  sub-advisory agreement  with respect to each  Portfolio,  pursuant to which the above duties were  delegated by ASISI to a sub-advisor  who receives compensation for its services from ASISI out of the investment  management fee ASISI receives from each Portfolio;  the sub-advisors do not receive compensation directly from any Portfolio.

         ASISI is a  wholly-owned  subsidiary  of American  Skandia,  Inc. ASI is also the owner of ASLAC and ASM,  which serves as the principal  underwriter of ASLAC variable annuity and variable life insurance  policies.  The principal offices of ASISI, ASI, ASLAC and
ASM are located in the same building at One Corporate Drive, Shelton, Connecticut 06484.  ASI is indirectly owned by SICL.

         The table below lists the name and  principal  occupation  of the  officers of ASISI who are also  officers or Trustees of the
Trust. The address of each person is One Corporate Drive,  Shelton,  Connecticut  06484. Wade A. Dokken serves as both CEO of ASISI and
Board Chairman of the Trust.  John Birch,  Richard G. Davy, Jr.,  Edward P. Macdonald,  J. David Greenwald and Scott H. Rhodes serve as officers of ASISI and the Trust.

Name                                        Position and Principal Occupation with ASISI
Wade A. Dokken                              Chief Executive Officer
John Birch                                  Senior Vice President & Chief Operating Officer
Richard G. Davy, Jr.                        Vice President
Edward Macdonald                            Chief Counsel and Anti-Money Laundering Officer
J. David Greenwald                          Director of Mutual Fund Operations
Scott H. Rhodes                             Mutual Fund Controller

         Interests of Officers and Trustees in the Transaction.  Certain officers and Trustees of the Trust who are also officers or employees of ASISI may have interests in the Transaction arising out of certain benefit programs in which they participate.
Previously granted stock options and phantom stock options issued by SICL to such officers or employees of ASISI that have not yet vested will become vested on the earlier of their ordinary vesting date or the date that is twelve months following the closing of the Transaction, and shall remain exercisable until the date that is eighteen months following the closing of the Transaction.
Additionally, certain officers or employees of ASISI who are also officers or Trustees of the Trust may participate in an employee long term appreciation plan, which will vest and become payable upon the closing of the Transaction.  In connection with the closing of the Transaction, an affiliate of ASISI also may make bonus payments to certain officers or employees of ASISI who are also officers or Trustees of the Trust.

         Certain of the Trust's  officers and Trustees who are officers or employees of ASISI  participate  in severance  plans or have entered  into  agreements  with ASISI or its  affiliates  that  provide  for  enhanced  severance  benefits  in the event that they are terminated  in  connection  with or  following  the  closing of the  Transaction.  Such  officers or  employees  of ASISI would also be eligible for continuation of certain benefits during the severance pay and salary continuation periods.

         Exhibit C attached  hereto  reflects  other funds for which ASISI serves as  investment  adviser  having a similar  investment objective  to certain  Portfolios  of the Trust,  and  indicates  the assets of such other funds and ASISI's rate of  compensation  for serving as investment  adviser for such other funds.  ASM, an affiliate of ASISI,  receives  brokerage  commissions in connection  with the purchase and sale of securities  held by the  Portfolios.  For the fiscal year ended December 31, 2002,  such  commissions  totaled
$7,904,358.90, which was 14.68% of the Trust's aggregate brokerage commissions paid during the fiscal year ended December 31, 2002.

         Information  about PI. PI serves as manager to the  investment  companies  that comprise the  Prudential  mutual funds.  As of
September  30,  2002,  PI  managed  and/or  administered  open-end  and  closed-end  management  investment  companies  with  assets of approximately $84.4 billion.

         PI is a wholly-owned  subsidiary of PIFM HoldCo,  Inc.,  which is a  wholly-owned  subsidiary of Prudential  Asset  Management
Holding  Company,  which is a  wholly-owned  subsidiary  of  Prudential.  The address of PI,  PIFM HoldCo and PAMHCO is Gateway  Center
Three, 100 Mulberry Street, Newark, NJ 07102.  The address of Prudential is 751 Broad Street, Newark, NJ 07102.

         The table below lists the name and principal  occupation  of the officer in charge and the senior  officers of PI. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

Name                                        Position and Principal Occupation with PI
Judy A. Rice                                 Officer in Charge and President, Chief Executive Officer & Chief Operating
                                            Officer
Robert F. Gunia                             Executive Vice President & Chief Administrative Officer
William V. Healey                           Executive Vice President, Chief Legal Officer & Secretary
Kevin B. Osborn                             Executive Vice President
Stephen Pelletier                           Executive Vice President
Lynn M. Waldvogel                           Executive Vice President
Keitha L. Kinne                             Senior Vice President
Marguerite E. H. Morrison                   Senior Vice President
Grace C. Torres                             Senior Vice President

         PI manages fund  investments  and  determines  the  composition  of the assets of fund  portfolios,  including  the  purchase, retention  or  sale of the  securities  and  cash  contained  in the  portfolios.  PI (or a  sub-advisor  under  PI's  supervision)  is responsible  for the selection of brokers and dealers (which may be affiliates of PI or the  sub-advisor)  to effect all  transactions, and is authorized to pay higher commissions in order to receive research services.  PI performs  administrative  services for the funds it manages and furnishes  each fund with  statistical  information  concerning  its  investments.  In general,  each fund bears its own expenses pursuant to the appropriate agreement, although PI pays the salaries of its employees who provide services to each fund.

         Exhibit  D  attached  hereto  reflects  other  funds  for which PI serves as  investment  adviser  having  similar  investment objectives to certain  Portfolios of the Trust,  and indicates the assets of such other funds and PI's rate of compensation for serving as investment adviser for such other funds.

         Evaluation  by the Board.  The Board,  including  the  Independent  Trustees,  met in person on January  24,  2003 to consider whether to approve the New  Agreement  and New  Sub-advisory  Agreements  and to  recommend  the  submission  of the New  Agreement  to shareholders for approval.  The Independent  Trustees were advised by their  independent  legal counsel  throughout this process and an independent financial adviser was engaged by the Portfolios, at the expense of ASISI, to assist in their deliberations.

         In preparing for the meetings,  the Trustees were provided with a variety of information  about  Prudential,  the Transaction,
PI and ASISI.  The Trustees  received from  Prudential a summary of the material  provisions of the Transaction  and  Prudential's  and
PI's most recent financial statements.  The Trustees also reviewed information concerning:  (1) Prudential's  organizational  structure and senior personnel;  and (2) Prudential's operations and, in particular,  its mutual fund advisory and distribution  activities.  The proposed forms of New Agreement and New  Sub-advisory  Agreements were provided to the Trustees.  Senior  representatives  of ASISI and
Prudential attended the Board meeting to present additional information and to respond to questions by the Independent Trustees.

         At the  meetings,  the Trustees were informed by senior  representatives  of Prudential  and ASISI that (1) the services to be provided by ASISI and PI under the New  Agreements  will be at least  equal in scope and  quality to those which have been  provided by
ASISI to the Portfolios under the Current  Agreements;  (2) the investment  advisory fee rate to be paid by each Portfolio to ASISI and
PI under the New  Agreement  will remain the same as that payable to ASISI under its Current  Agreements;  (3) ASI and PI will each use their best efforts to avoid the  imposition on the Trust or any of the  Portfolios of an "unfair  burden" (as defined in the Investment
Company Act) in connection with the  Transaction;  (4) ASISI and PI will maintain any voluntary fee waiver or expense  limitation for a
Portfolio  currently in effect for the period previously  discussed with the Board,  although any such fee waiver or expense limitation may  thereafter be terminated by ASISI and PI; and (5) it is not expected that the  Portfolios'  expense ratios will increase under the
New Agreement.

         In the course of their  deliberations,  the Trustees  considered,  in addition to the  information  described  above,  (1) the similarity  between the material  terms and  conditions of the New  Agreement  and the Current  Agreements;  (2)  Prudential's  general reputation and its stated intentions with respect to utilization of Prudential's  internal  investment  management  capabilities in the management  of the  Portfolios'  investment  portfolios;  (3) the  potential  for  possible  economies  of scale to be  realized by the
Portfolios  in  light  of  existing  Prudential  investment  products  and  services;  (4)  the  potential  for  enhanced  distribution opportunities  for the Portfolios'  shares through  participation in the Trust by life insurance  companies  affiliated with Prudential and access to  Prudential's  captive  distribution  force and; (5)  Prudential's  stated  commitment  to the  maintenance  of effective compliance programs for the Trust and its  compliance record in respect of mutual funds that it presently sponsors.

         As described above, the Portfolios at present primarily serve as underlying  variable  investment options for variable annuity contracts and variable life insurance  policies issued by ASLAC. In their  deliberations,  the Trustees  considered actions during 2002 by Standard &  Poor's Rating  Services,  Inc.,  Moody's  Investment  Services,  Fitch,  Inc. and A.M. Best Company to reduce  financial strength  or credit  ratings  assigned to ASLAC or SICL and  information  received in the months  prior to public  announcement  of the
Transaction  from  ASISI and its  affiliates  regarding  the  potential  competitive  impact of these  rating  actions on ASLAC and the financial abilities of ASISI and its affiliates to continue to provide  distribution  services and services to the Trust and Portfolios required by the Current  Agreements  commensurate in scope and quality with those currently  provided.  The Trustees further considered discussions  with ASISI and SICL prior to the public  announcement  of the  Transaction as to the Trustees'  concerns in light of these developments.

         The  Trustees  received and  considered  information  compiled by its  independent  financial  adviser  regarding  Prudential, including  information  as to  Prudential's  most recent credit and  financial  strength  ratings,  and the  anticipated  impact of the
Transaction upon its financial position.

         Based on the foregoing  information and  considerations,  the Board determined that the New Agreement and the New Sub-advisory
Agreements  are in each  Portfolio's  and its  shareholders'  best  interests.  Accordingly,  the Trustees,  including the  Independent
Trustees,  unanimously  voted to approve the New Agreement and New  Sub-advisory  Agreements  for each  Portfolio and to submit the New
Agreement to the shareholders of each Portfolio for approval.

         The  effectiveness of this Proposal I is conditioned upon  consummation of the Transaction.  In the event that the Transaction is not  consummated,  ASISI will  continue to manage the  Portfolios  pursuant to the Current  Agreements,  which will continue in full force and effect in  accordance  with their  respective  terms.  In the event that the  Transaction  is not  completed  for any reason, including  the  failure  of  the  shareholders  of the  Portfolios  and of  other  investment  companies  for  which  ASI or any of its subsidiaries  acts as  investment  adviser,  administrator  or  sub-advisor  to approve the New  Agreement  as required by the Purchase
Agreement,  the Trustees will consider what  actions,  if any, are available to the Trust to provide for  continuation  of high quality investment  management and  distribution  services to the Portfolios.  If the  shareholders of any Portfolio should fail to approve the
New Agreement and the Transaction is completed,  the Board shall meet to consider  appropriate action for that Portfolio.  Shareholders of each Portfolio must separately approve the New Agreement with respect to that Portfolio.

THE TRUSTEES,  INCLUDING THE  INDEPENDENT  TRUSTEES,  RECOMMEND  THAT THE  SHAREHOLDERS  OF EACH  PORTFOLIO  VOTE "FOR" PROPOSAL I. ANY
UNMARKED PROXIES WILL BE SO VOTED.

                                                                PROPOSAL II

                                                         ELECTION OF SEVEN TRUSTEES

         At the Meeting,  shareholders  will be asked to elect seven (7) Trustees to the Trust's Board of Trustees to hold office until their  successors  are elected and qualified.  All of the Nominees have consented to be named and have indicated  their intent to serve if elected.  If any Nominee is  unavailable  for any reason,  the Proxy holders will consult with the Board of Trustees of the Trust in determining how to vote the shares represented by them.

         The  Board's  Nominating  Committee,  which is  comprised  solely of  Independent  Trustees,  recommended,  and the full Board approved, the nomination,  subject to completion of the Transaction,  of Saul K. Fenster, Delayne Dedrick Gold, W. Scott McDonald, Jr.,
Thomas T. Mooney,  Louis A. Weill,  III,  Robert F. Gunia and John A. Pileski.  As described  more fully below,  if elected,  Robert F.
Gunia would be an  Interested  Trustee by virtue of his  employment  by PI. The other six Nominees,  if elected,  would be  Independent
Trustees.  One of the current Trustees,  John A. Pileski,  was previously appointed to the Board by the other current Trustees and is a
Nominee under Proposal II because he has not previously been elected by the  shareholders of the Trust.  Ms. Gold and Messrs.  Fenster,
McDonald,  Mooney and Weill currently serve as Independent  Trustees of registered  investment companies managed by PI. The election of these Nominees and Mr. Gunia are each contingent upon completion of the  Transaction.  The current  Trustees  believe that the election of the Nominees will facilitate the ability of ASISI and PI as co-managers to provide efficient  investment  services to the Portfolios and result in a Board that is familiar both with the Trust and the services and resources of PI.

         The  Trust  currently  has six  Trustees,  five of whom are  Independent  Trustees,  and one of whom,  Wade A.  Dokken,  is an
Interested  Trustee.  Following  the election of the Nominees  and  completion  of the  Transaction,  it is expected  that three of the current  Trustees,  Wade A. Dokken,  David E. A. Carson and Julian A. Lerner,  will resign from the Board.  After the Transaction,  Mr.
Lerner is expected to be appointed by the Board of the Trust to serve as a  non-voting  Trustee  Emeritus for terms not to exceed three years. As described above,  current Trustee John A. Pileski is a Nominee for election by shareholders  and, if elected,  would continue to serve on the Board.  Proposal  II will not affect the status of the other two  Independent  Trustees,  Thomas M.  O'Brien and F. Don
Schwartz, both of whom have previously been elected by shareholders on __________ and _____________,  respectively,  and these Trustees will continue to hold office until they resign, retire or are removed from office and their successors are elected.

         If Proposal II is approved by  shareholders,  upon Closing of the  Transaction the Trust's Board will be comprised of nine (9)
Trustees including eight (8) Independent Trustees and one (1) Interested Trustee.

          The table  below  indicates,  as to each of the  Nominees  for  election  as a Trustee as well as the  current  Trustees  and officers of the Trust,  the following  information:  his or her name,  position  with the Trust (if  applicable),  age,  period of time served on the Board,  principal  occupation  during the past five years,  the number of  portfolios in the Fund Complex  overseen,  and other directorships held in public companies.

Current Independent Trustees and Nominee:

------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
                                                                                                               Number of
                                                                                                          Portfolios in Fund
                                                                                                           Complex Overseen
                                          Length of Time                                                          by
Name, Age and Address          Position       Served       Principal Occupation During Past 5 Years        Trustee/Director*
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
David E. A. Carson              Trustee    Trustee since   Director (January 2000 to May 2000)                    72
(68)                                        April, 1992    Chairman (January 1999 to December 1999)
People's Bank                                              Chairman and Chief Executive Officer
1 Financial Plaza, Second                                  (January 1998 to December 1998)
Floor                                                      President, Chairman and Chief Executive
Hartford, Connecticut 06103                                Officer (1983 to December 1997)
                                                           People's Bank
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held: Mr. Carson has served as a Director of United Illuminating and UIL Holdings, a utility company, since May 1993.  He has also served as a Trustee of Mass Mutual Institutional Funds and Mass Mutual Series Funds, a mutual fund company, since 1996.
------------------------------------------------------------------------------------------------------------------------------
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
Julian A. Lerner                Trustee    Trustee since   Retired since 1995                                     72
(78)                                      November, 1996   Senior Vice President and Portfolio Manager
12850 Spurling Road Suite 208                              (1986 to 1995)
Dallas, Texas 75230                                        AIM Charter Fund and AIM Summit Fund

------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held: Mr. Lerner served a Director of the Idex Funds, a mutual fund company, from March 1996 until
December 1999.  He served as a Director of Atlas Assets Inc., a mutual fund company, from November 1997 until March 1999.
He also served as a Trustee of Atlas Insurance Company Trust, a mutual fund company, from November 1997 until March 1999.
------------------------------------------------------------------------------------------------------------------------------
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
Thomas M. O'Brien               Trustee    Trustee since   President and Chief Executive Officer                  72
(52)                                        April, 1992    May 2000 to present
Atlantic Bank of New York                                  Atlantic Bank of New York
960 Avenue of the Americas
New York, NY 10001                                         Vice Chairman
                                                           January 1997 to April 2000
                                                           North Fork Bank

                                                           President and Chief Executive Officer:
                                                           December 1984 to December 1996
                                                           North Side Savings Bank
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held: Mr. O'Brien served as a Director of North Fork Bank, a bank, from December 1996 until May 2000.
He has also served as a Director of Atlantic Bank of New York, a bank, since May 2000.
------------------------------------------------------------------------------------------------------------------------------
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
John A. Pileski                  Trustee   Trustee since   Retired since June 2000                                72
(63)                               and    February, 2001
43 Quaquanantuck Lane            Nominee                   Tax Partner
Quogue, NY 11959                                           (January 1995 to June 2000)
                                                           KPMG, LLP
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held: Mr. Pileski has served as a Director of New York Community Bank since April, 2001.  He has also served as a Director of Queens Museum of Art since January 1997 and as a Director of Surf Club of Quogue, Inc. since May
1980.
------------------------------------------------------------------------------------------------------------------------------
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
F. Don Schwartz                 Trustee    Trustee since   Management Consultant                                  72
(67)                                        April, 1992    (April 1985 to present)
6 Sugan Close Drive
New Hope, PA 18938
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  None
------------------------------------------------------------------------------------------------------------------------------
* The Trustees are  responsible  for overseeing all 41 Portfolios  included in the Trust,  as well as the 31 Funds included in American
Skandia Advisor Funds, Inc., all of which are investment companies managed by the Investment Manager.

Proposed Independent Nominees:

------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
                                                                                                                Number of
                                                                                                           Portfolios in Fund
                                                                                                            Complex Overseen
                                           Length of Time                                                  by Trustee/Director
Name, Age and Address*          Position       Served       Principal Occupation During Past 5 Years
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
Saul K. Fenster, Ph.D. (69)                                 President (since December 1978) of New
                                                            Jersey Institute of Technology; Commissioner
                                                            (since 1998) of the Middle States
                                                            Association Commission on Higher Education;
                                                            Commissioner (since 1985) of the New Jersey
                                                            Commission on Science and Technology;
                                                            Director (since 1998) Society of
                                                            Manufacturing Engineering Education
                                                            Foundation; Director (since 1995) of
                                                            Prosperity New Jersey; formerly a director
                                                            or trustee of Liberty Science Center,
                                                            Research and Development Council of New
                                                            Jersey, New Jersey State Chamber of
                                                            Commerce, and National Action Council for
                                                            Minorities in Engineering.
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Member (since 2000), Board of Directors of IDT Corporation.
-------------------------------------------------------------------------------------------------------------------------------
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
Delayne Dedrick Gold (64)                                   Marketing Consultant
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held: None
-------------------------------------------------------------------------------------------------------------------------------
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
W. Scott McDonald, Jr. (65)                                 Vice President (since 1997) of Kaludis
                                                            Consulting Group, Inc. (a Sallie Mae company
                                                            serving higher education);  Formerly
                                                            principal (1993-1997), Scott McDonald &
                                                            Associates, Chief Operating Officer
                                                            (1991-1995), Fairleigh Dickinson University,
                                                            Executive Vice President and Chief Operating
                                                            Officer (1975-1991), Drew University,
                                                            interim President (1988-1990), Drew
                                                            University and founding director of School,
                                                            College and University Underwriters Ltd.
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held: None
-------------------------------------------------------------------------------------------------------------------------------
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
Thomas T. Mooney (61)                                       President of the Greater Rochester Metro
                                                            Chamber of Commerce; formerly Rochester City
                                                            Manager; formerly Deputy Monroe County
                                                            Executive; Trustee of Center for
                                                            Governmental Research, Inc.; Director of
                                                            Blue Cross of Rochester, Monroe County Water
                                                            Authority and Executive Service Corps of
                                                            Rochester.
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Director, President and Treasurer (since 1986) of First Financial Fund, Inc. and Director (since
1988) of The High Yield Plus Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------------
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
Louis A. Weill, III (61)                                    Formerly Chairman (January 1999-July 2000),
                                                            President and Chief Executive Officer
                                                            (January 1996-July 2000) and Director (since
                                                            September 1991) of Central Newspapers, Inc.;
                                                            formerly Chairman of the Board (January
                                                            1996-July 2000), Publisher and Chief
                                                            Executive Officer (August 1991-December
                                                            1995) of Phoenix Newspapers, Inc.
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held: None
-------------------------------------------------------------------------------------------------------------------------------

Proposed Interested Trustee Nominee

------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
                                                                                                                Number of
                                                                                                           Portfolios in Fund
                                                                                                            Complex Overseen
                                           Length of Time                                                  by Trustee/Director
Name, Age and Address*          Position       Served       Principal Occupation During Past 5 Years
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
Robert F. Gunia (56)                                        Executive Vice President and Chief             Vice President and
                                                            Administrative Officer (since June 1999) of      Director (since
                                                            PI; Executive Vice President and Treasurer        May, 1992) of
                                                            (since January 1996) of PI; President (since   Nicholas-Applegate
                                                            April 1999) of Prudential Investment               Fund, Inc.
                                                            Management Services LLC (PIMS); Corporate
                                                            Vice President (since September 1997) of The
                                                            Prudential Insurance Company of America
                                                            (Prudential); formerly Senior Vice President
                                                            (March 1987-May 1999) of Prudential
                                                            Securities; formerly Chief Administrative
                                                            Officer (July 1989-September 1996), Director
                                                            (January 1989-September 1996) and Executive
                                                            Vice President, Treasurer and Chief
                                                            Financial Officer (June 1987-December 1996)
                                                            of PMF.
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Vice President and Director (since May 1989) of The Asia Pacific Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------------
* The address of each Nominee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Current Interested Trustee and Trust Officers:

------------------------------ -------------- ---------------- ---------------------- ----------------------------------------
                                                               Number of Portfolios
                                                               in Fund Complex
                                              Length of Time   Overseen by
Name, Age and Address            Position        Served(1)     Trustee/Director*             Other Directorships Held
------------------------------ -------------- ---------------- ---------------------- ----------------------------------------
------------------------------ -------------- ---------------- ---------------------- ----------------------------------------

John Birch                     Vice           Vice  President           N/A                            None
(52)                           President      since     April
                                              1998

------------------------------ -------------- ---------------- ---------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years: Mr. Birch has served as Senior Vice President and Chief Operating Officer of
American Skandia Investment Services, Incorporated ("ASISI") since December 1997.  He served as Executive Vice President and
Chief Operating Officer of International Fund Administration from August 1996 until October 1997.
------------------------------------------------------------------------------------------------------------------------------
------------------------------ -------------- ---------------- ---------------------- ----------------------------------------
Richard G. Davy, Jr.           Treasurer      Treasurer
(54)                                          since     March           N/A                            None
                                              1995
------------------------------ -------------- ---------------- ---------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years: Mr. Davy has served as Vice President of ASISI since June 1997.
------------------------------------------------------------------------------------------------------------------------------
------------------------------ -------------- ---------------- ---------------------- ----------------------------------------
Wade A. Dokken**               President      President                                    Director of American Skandia,
(42)                           (Chief         since     June,           72                     Incorporated ("ASI")
                               Executive      2001
                               Officer)       Trustee since
                               and  Trustee   March, 2002
------------------------------ -------------- ---------------- ---------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years: Mr. Dokken has served as President and Chief Executive Officer of ASI since May
2000.  He served as Executive Vice President and Chief Operating Officer of ASI from December 1999 until May 2000.  Prior to that, he served as Deputy Chief Executive Officer of ASI from December 1997 to December 1999.
------------------------------------------------------------------------------------------------------------------------------
------------------------------ -------------- ---------------- ---------------------- ----------------------------------------
Edward P. Macdonald            Secretary      Secretary
(35)                                          since  November           N/A                            None
                                              2000
------------------------------ -------------- ---------------- ---------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years: Mr. Macdonald has served as Chief Counsel, Investment Management of ASI since July
2002.  From September 2000 until June 2002 he served as Senior Counsel, Securities of ASI.  From December 1999 until August
2000 he served as Counsel of ASI.  From April 1999 until December 1999 he served as Senior Associate Counsel of ASI.  Prior to that, he was Branch Chief, Senior Counsel and Attorney at the U.S. Securities and Exchange Commission from October 1994 to April 1999.
------------------------------------------------------------------------------------------------------------------------------

* The Trustees are  responsible  for overseeing all 41 Portfolios  included in the Trust,  as well as the 31 Funds included in American
Skandia Advisor Funds, Inc., all of which are series of an investment company managed by the Investment Manager.

**  Indicates a Trustee or Nominee who is an  "interested  person"  within the meaning set forth in the  Investment  Company  Act.  Mr.
Dokken is deemed  "interested"  by virtue of his  serving as an officer  and  director of ASI,  the  corporate  parent and owner of the
Investment Manager, as well as an officer of the Investment Manager.

(1) All of the officers and Trustees of the Trust listed above serve in similar  capacities for American  Skandia Advisor Funds,  Inc., which are also investment companies managed by the Investment Manager.

(2) Unless otherwise indicated,  each officer,  Trustee and Nominee listed above has held his/her principal occupation for at least the last five years. In addition to the principal  occupations  noted above,  the following  officers and Interested  Trustees of the Trust hold various positions with American Skandia Investment  Services,  Incorporated  ("ASISI"),  the Trust's Investment  Manager,  and its
affiliates,  including American Skandia Advisory  Services,  Inc.  ("ASASI"),  American Skandia Life Assurance  Corporation  ("ASLAC"),
American Skandia Fund Services, Inc. ("ASFS") American Skandia Marketing,  Incorporated ("ASM"),  American Skandia Information Services
and Technology  Corporation  ("ASIST") or American Skandia,  Incorporated  ("ASI"):  Mr. Birch also serves as Senior Vice President and
Chief  Operating  Officer of ASISI and as a Senior Vice President of ASI. Mr. Dokken also serves as Chief  Executive  Officer of ASISI,
President and Chief  Executive  Officer of ASASI,  ASLAC,  ASFS,  ASI and ASIST and as a Director of ASI. Mr.  Macdonald also serves as
Chief Counsel of ASISI and ASASI.

         The Board of  Trustees  of the Trust met six times  during the fiscal  year ended  December  31,  2002.  All of the  Trustees attended at least 75% of the meetings.

         The Trust currently has a Nominating and Governance Committee and an Audit Committee, as described below.

         Nominating and Governance  Committee.  Among other duties, the Nominating and Governance  Committee shall make nominations for
Independent  Trustee  membership on the Board of Trustees.  In addition,  the Committee attends to various governance matters including committee  structure and  composition.  The members of the Nominating and Governance  Committee  include David E. A. Carson,  Julian A.
Lerner  (Chairman),  Thomas M.  O'Brien,  John A. Pileski and F. Don  Schwartz.  In 2002,  the  Committee  met on April 10,  2002.  The
Committee currently does not consider nominees recommended by security holders.

         Audit  Committee.  The Audit  Committee  shall  recommend  to the full  Board  the  engagement  or  discharge  of the  Trust's independent  accountants;  directing  investigations into matters within the scope of the independent  accountants'  duties,  reviewing with the independent  accountants the audit plan and results of the audit,  approving professional services provided by the independent accountants  prior to the performance of such services,  reviewing the independence of the independent  accountants and considering the range of audit and  non-audit  fees.  The members of the Audit  Committee  include  David E. A. Carson  (Chairman),  Julian A.  Lerner,
Thomas M. O'Brien,  John A. Pileski and F. Don Schwartz.  In 2002, the Audit Committee met on April 10, 2002, June 25, 2002,  September
10, 2002 and December 3, 2002.

         Auditors.  Upon  recommendation  of the Audit Committee,  the Board selected the firm of Deloitte & Touche LLP ("Deloitte") as independent  auditors of the Trust for the fiscal year ending  December  31, 2003.  Representatives  of Deloitte are not expected to be present at the Meeting.

                  Audit Fees. The aggregate  fees billed by Deloitte for  professional  services  rendered for the audit of the Trust's annual financial statements for the fiscal year ended December 31, 2002 were $248, 320.

                  Financial  Information  Systems  Design and  Implentation  Fees.  During the fiscal  year ended  December  31,  2002,
Deloitte billed no fees for professional  services relating to financial  information  systems design rendered to the Trust,  ASISI, or any entity controlling, controlled by or under common control with ASISI that provided services to the Trust.

                  All Other Fees.  During the fiscal year ended  December  31,  2002,  Deloitte  billed no fees for other  professional services  rendered to the Trust,  ASISI and any entity  controlling,  controlled  by or under common  control with ASISI that  provided services to the Trust.

         The Audit Committee has considered whether the services described above are compatible with Deloitte's independence.

         The dollar  range of equity  securities  beneficially  owned by the  Trustees of the Trust and Nominees are listed below as of
December 31, 2002:

Independent Trustees and Nominee:

------------------------------ ------------------------------------------- ----------------------------------------------------
                                                                           Aggregate Dollar Range of Equity Securities in All
Name of Trustee and Nominee              Dollar Range of Equity              Funds Overseen by the Trustees in the American
                                 Securities in each Series of the Trust                      Skandia Complex
------------------------------ ------------------------------------------- ----------------------------------------------------
     David E. A. Carson                           N/A                                       $10,001 - $50,000
------------------------------ ------------------------------------------- ----------------------------------------------------
------------------------------ ------------------------------------------- ----------------------------------------------------
      Julian A. Lerner                            N/A                                         Over $100,000
------------------------------ ------------------------------------------- ----------------------------------------------------
------------------------------ ------------------------------------------- ----------------------------------------------------
      Thomas M. O'Brien                           N/A                                         Over $100,000
------------------------------ ------------------------------------------- ----------------------------------------------------
------------------------------ ------------------------------------------- ----------------------------------------------------
       John A. Pileski                            N/A                                       $10,001 - $50,000
------------------------------ ------------------------------------------- ----------------------------------------------------
------------------------------ ------------------------------------------- ----------------------------------------------------
       F. Don Schwartz                            N/A                                         Over $100,000
------------------------------ ------------------------------------------- ----------------------------------------------------

Interested Trustee:

------------------------------ ------------------------------------------- ----------------------------------------------------
                                                                           Aggregate Dollar Range of Equity Securities in All
                                         Dollar Range of Equity              Funds Overseen by the Trustees in the American
Name of Trustee and Nominee      Securities in each Series of the Trust                      Skandia Complex
------------------------------ ------------------------------------------- ----------------------------------------------------
------------------------------ ------------------------------------------- ----------------------------------------------------
       Wade A. Dokken          AST Strong International Equity Portfolio                      $1 - $10,000
                               ($1 - $10,000)
------------------------------ ------------------------------------------- ----------------------------------------------------

         The Trustees,  Nominees and officers of the Trust who are  affiliates of the  Investment  Manager do not receive  compensation directly  from the  Trust for  serving  in such  capacities.  However,  those  officers,  Nominees  and  Trustees  of the Trust who are affiliated  with the Investment  Manager may receive  remuneration  indirectly,  as the  Investment  Manager will receive fees from the
Trust for the  services it provides.  Each of the other  Trustees  and Nominee  receives  annual and per meeting fees paid by the Trust plus  expenses for each meeting of the Board and meeting of  shareholders  which he attends.  Compensation  received  during the fiscal year ended December 31, 2002 by the Trustees and Nominee who are not affiliates of the Investment Manager was as follows:

                                                                               Total Compensation from Registrant and Fund
 Name of Trustee and Nominee   -------------------------------------------                       Complex
                                       Aggregate Compensation from                          Paid to Trustee(1)
                                               Registrant
------------------------------                                              ---------------------------------------------------

David E. A. Carson                               $96,175                                         $138,525
Julian A. Lerner                                  $94,475                                        $136,125
Thomas M. O'Brien                                 $93,075(2)                                     $136,725(2)
John A Pileski                                    $94,975                                        $137,325
F. Don Schwartz                                 $94,475(3)                                     $136,825(3)

(1)      As of the date of this  Statement,  the "Fund  Complex"  consisted  of the Trust and  American  Skandia  Advisor  Funds,  Inc.
     ("ASAF").
(2)  Mr. O'Brien deferred payment of this compensation.  The total value of Mr. O'Brien's deferred compensation, as of December 31,
     2002, was $212,315 from the Registrant and $357,484 from the Registrant and Fund Complex.

(3)  Mr. Schwartz deferred a portion of the payment of this compensation.  The total value of Mr. Schwartz's deferred compensation, as of December 31, 2002, was $24,695 from the Registrant and $36,073 from the Registrant and Fund Complex.

The Trust does not offer pension or retirement benefits to its Trustees or Nominees.

         Under  Proposal  II, the  shareholders  of each  Portfolio  will be asked to elect seven  Nominees to serve as Trustees of the
Trust to hold office until their successors are elected and qualified.

THE TRUSTEES,  INCLUDING THE INDEPENDENT  TRUSTEES,  RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL II TO ELECT ALL NOMINEES.  ANY
UNMARKED PROXIES THAT ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

                                                             PROPOSAL III

                                                        APPROVAL OF CHANGES TO
                         FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO LENDING ACTIVITIES OF PORTFOLIOS

         At any given time,  while one or more of the  Portfolios  may wish to borrow  money,  other  Portfolios  may have excess cash, which they  generally  invest in  short-term  (usually  overnight)  repurchase  agreements  with banks or in money  market  funds.  The borrowing  Portfolios in general pay a higher rate of interest on their bank loans than the other  Portfolios earn on their  short-term investments.  In effect,  the difference  between the rate banks pay in interest on repurchase  agreements and what the banks charge in interest to the  borrowing  Portfolios  represents  the banks'  compensation  for the arranging  the loans.  Accordingly,  the Board of
Trustees  believes  that a Portfolio  needing  cash may be able to obtain  lower rates  through the  Interfund  Credit  Facility  and a
Portfolio with excess cash may be able to obtain a rate of return higher than those offered on alternative short-term investments.

         If the proposed amended fundamental  investment  restriction is approved with respect to a Portfolio,  that Portfolio would be eligible to  participate as a lender in the Interfund  Credit  Facility.  All loans would be made pursuant to a master loan  agreement, and a lending  Portfolio  could lend available cash to another  Portfolio only when the "interfund  loan rate" was higher than the rate the lending  Portfolio  could earn on a repurchase  agreement.  Each  borrowing  Portfolio  could borrow  through the Interfund  Credit
Facility  only when the  interfund  loan rate was lower than the available  bank loan rate.  In  determining  to recommend the proposed amended  fundamental  investment  restriction  to  shareholders,  the  Trustees  considered  the  possible  risks to a  Portfolio  from participating  in the  Interfund  Credit  Facility.  In order to permit the  Portfolios  to engage in interfund  borrowing  and lending transactions,  regulatory  approval from the Securities and Exchange Commission (the "Commission") is required because the transactions may be considered to be between  affiliated  persons and therefore  prohibited by the  Investment  Company Act. The Trust has submitted to the Commission an exemptive  application that would allow the Trust to implement the Interfund Credit Facility  allowing  Portfolios to loan money to other  Portfolios  (the  "Exemptive  Application"),  subject to certain  conditions.  If  shareholders  of a Portfolio approve the Portfolio's  participation as a lender in the program,  all loans would be made in accordance with the conditions contained in the expected exemptive order or in any amendment to such order and under the oversight of the Board.

         Should  the  Commission  issue an  exemptive  order  allowing  the Trust to  implement  the  Interfund  Credit  Facility,  the
Portfolios'  fundamental  investment  restrictions with respect to lending activities would need to be amended to permit the Portfolios to loan money to other  Portfolios  through  operation of the Interfund  Credit  Facility.  The Portfolios  currently have  fundamental investment  restrictions with respect to lending  activities that reflect the Trust's securities lending program whereby Portfolios are permitted to lend portfolio  securities to certain borrowers and earn income on those loans (the "Securities  Lending Program").  Under the Securities Lending Program,  a Portfolio is limited by provisions of the Investment Company Act to lending portfolio  securities in amounts up to 33 1/3% of the assets of the Portfolio.  The  Portfolios  current  fundamental  investment  restrictions  with respect to lending also reflect the Portfolios'  ability to invest in money market securities,  enter into repurchase  agreements and acquire debt securities, and the fact that these instruments may be considered loans for purposes of the Investment Company Act.

         Accordingly,  in connection with the  establishment of an Interfund Credit Facility and expected receipt of an exemptive order from the  Commission  with respect  thereof,  the Investment  Manager has  recommended  that each  Portfolio's  fundamental  investment restriction with respect to lending be amended to allow participation in the Interfund Credit Facility.

         If Proposal III is approved by a Portfolio,  the current fundamental  investment restriction applicable to that Portfolio will be amended to permit the  Portfolio  to  participate  in the  Interfund  Credit  Facility  by lending  money to other  Portfolios.  The fundamental  investment  restrictions  which  currently  are  applicable  to each  Portfolio and which would be affected by approval of
Proposal III, including the proposed changes (underlined) are as follows in italics.

o        AST American Century  International  Growth Portfolio,  AST William Blair  International  Growth Portfolio,  AST Goldman Sachs
Concentrated  Growth Portfolio,  AST Alliance Growth and Income Portfolio,  AST INVESCO Capital Income Portfolio,  AST American Century
Strategic  Balanced  Portfolio,  AST Federated High Yield Portfolio,  AST Strong  International  Equity  Portfolio,  the AST MFS Global
Equity  Portfolio,  the AST PBHG Small-Cap Growth  Portfolio,  the AST DeAM Small-Cap Growth  Portfolio,  the AST Federated  Aggressive
Growth  Portfolio,  the AST Goldman Sachs Small-Cap Value  Portfolio,  the AST DeAM Small-Cap  Value  Portfolio,  the AST Goldman Sachs
Mid-Cap Growth  Portfolio,  the AST Neuberger Berman Mid-Cap Growth  Portfolio,  the AST Neuberger Berman Mid-Cap Value Portfolio,  the
AST Alger All-Cap Growth  Portfolio,  the AST Gabelli All-Cap Value Portfolio,  the AST Alliance Growth  Portfolio,  the AST MFS Growth
Portfolio,  the AST Marsico Capital Growth Portfolio,  the AST DeAM Large-Cap Growth Portfolio, the AST DeAM Large-Cap Value Portfolio,
the AST  Alliance/Bernstein  Growth + Value Portfolio,  the AST Sanford  Bernstein Core Value Portfolio,  the AST Cohen & Steers Realty
Portfolio,  the AST Sanford  Bernstein  Managed Index 500 Portfolio,  the AST American Century Income & Growth  Portfolio,  the AST MFS
Growth with Income Portfolio, the AST DeAM Global Allocation Portfolio,  the AST Lord Abbett Bond-Debenture  Portfolio, the AST Gabelli
Small-Cap Value Portfolio, and the AST DeAM Bond Portfolio:

         No Portfolio  may make loans,  except that a Portfolio  may (i) lend  portfolio  securities  in  accordance  with the
         Portfolio's  investment policies in amounts up to 33 1/3% of the total assets of the Portfolio taken at market value,
         (ii) purchase money market  securities and enter into repurchase  agreements,  (iii) acquire publicly  distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted
                                         ---------- --------------------------------------------------------------------------
         by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases,
         ---------------------------------------------------------------------------------------------------------------------
         no-action letters or similar relief or interpretive guidance.
         ------------------------------------------------------------

o        AST DeAM International Equity Portfolio:

         [A Portfolio may not] . . . [m]ake loans of money or securities  other than (a) through the purchase of securities in accordance with the Portfolio's  investment objective,  (b) through repurchase  agreements,  (c) by lending portfolio securities  in an amount  not to exceed 33 1/3% of the  Portfolio's  total  assets,  and (d) loans of money to other
                                                                                           ------    -------------------------
         investment  companies to the extent permitted by the Investment Company Act of 1940 or any exemption  therefrom that
         ---------------------------------------------------------------------------------------------------------------------
         may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
         -----------------------------------------------------------------------------------------------------------

o        AST T. Rowe Price Natural Resources Portfolio, AST T. Rowe Price Asset Allocation Portfolio:

         [The Portfolio may not] . . . [m]ake loans,  although the Portfolio may (i) lend portfolio  securities  provided that no such  loan may be made if, as a result,  the  aggregate  of such  loans  would  exceed 33 1/3% of the value of the
         Portfolio's  total assets;  (ii) make loans of money to other  investment  companies to the extent  permitted by the
                                     ---- ------------------------------------------------------------------------------------
         Investment  Company  Act of 1940 or any  exemption  therefrom  that may be granted by the SEC or any SEC  releases,
         ---------------------------------------------------------------------------------------------------------------------
         no-action letters or similar relief or interpretive  guidance;  (iii) purchase money market securities and enter into
         -------------------------------------------------------------
         repurchase agreements; and (iv) acquire publicly-distributed or privately-placed debt securities and purchase debt.

o        AST T. Rowe Price Global Bond Portfolio:

         [The Portfolio may not] . . . [m]ake loans to other  persons,  except (a) loans of portfolio  securities,  (b) to the extent the entry into  repurchase  agreements and the purchase of debt  securities in accordance  with its investment objectives and investment policies may be deemed to be loans and (c) loans of money to other investment companies to
                                                                      ------- ------------------------------------------------
         the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC
         ---------------------------------------------------------------------------------------------------------------------
         or any SEC releases, no-action letters or similar relief or interpretive guidance .
         -----------------------------------------------------------------------------------

o        AST PIMCO Total Return Bond Portfolio, AST PIMCO Limited Maturity Bond Portfolio:

         The Portfolio  will not lend funds or other assets,  except that the Portfolio  may,  consistent  with its investment objective  and policies:  (a) invest in debt  obligations,  including  bonds,  debentures  or other debt  securities, bankers'  acceptances  and commercial  paper,  even though the purchase of such  obligations  may be deemed to be the making of a loan, (b) enter into repurchase agreements,  (c) lend its Portfolio securities in an amount not to exceed one-third  the value of its total  assets,  provided  such loans are and in  accordance  with  applicable  guidelines established  by the SEC, and (d) make loans of money to other  investment  companies to the extent  permitted by the
                                  ------  ------------------------------------------------------------------------------------
         Investment  Company  Act of 1940 or any  exemption  therefrom  that may be granted by the SEC or any SEC  releases,
         ---------------------------------------------------------------------------------------------------------------------
         no-action letters or similar relief or interpretive guidance.
         ------------------------------------------------------------

o        AST Money Market Portfolio:

         The  Portfolio  will not make loans,  except  through  purchasing  or holding  debt  obligations,  or  entering  into repurchase agreements,  or loans of Portfolio securities in accordance with the Portfolio's investment objectives and policies,  or making loans of money to other investment  companies to the extent permitted by the Investment Company
                 ------------ ------------------------------------------------------------------------------------------------
         Act of 1940 or any exemption therefrom that may be granted by the SEC or SEC releases,  no-action letters or similar
         ---------------------------------------------------------------------------------------------------------------------
         relief or interpretive guidance.
         --------------------------------

         The  shareholders  of each Portfolio will vote  separately on Proposal III.  Approval of Proposal III by the  shareholders  of any  Portfolio  is not  contingent  upon  approval of Proposal  III by the  shareholders  of any other  Portfolio.  If Proposal  III is approved by a Portfolio,  the current  fundamental  investment  restriction  regarding lending activities  applicable to each Portfolio will be amended as indicated above to allow interfund lending of money.

THE TRUSTEES,  INCLUDING THE  INDEPENDENT  TRUSTEES,  RECOMMEND  THAT THE  SHAREHOLDERS  OF EACH PORTFOLIO VOTE "FOR" PROPOSAL III. ANY
UNMARKED PROXIES WILL BE SO VOTED.

                                                              PROPOSAL IV

                                             APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT
                                    RESTRICTIONS WITH RESPECT TO BORROWING ACTIVITIES OF PORTFOLIOS

         The  Investment  Company Act requires  investment  companies to impose  certain  limitations  on  borrowing  activities  and a
Portfolio's  borrowing  limitations must be fundamental.  The limitations on borrowing are generally  designed to protect  shareholders and their  investment  by  restricting  a  Portfolios'  ability to subject its assets to the claims of  creditors  who,  under  certain circumstances, might have a claim to the Portfolio's assets that would take precedence over the claims of shareholders.

         In connection with the Interfund  Credit Facility  described under Proposal III, a Portfolio  borrowing  through the Interfund
Credit  Facility  would  borrow  money  directly  from  another  Portfolio.   The  Portfolios  currently  have  fundamental  investment
restrictions  with respect to borrowing  reflective of limitations  found in Section 18(f) of the Investment  Company Act that prohibit funds from  issuing  any senior  security  except  that a fund may borrow  money from a bank  provided  that the fund  maintains  asset coverage of at least 300 percent of all borrowings.  The Portfolios'  fundamental investment  restrictions also reflect the Portfolios'
ability to engage in reverse  repurchase  agreements  and other  transactions  or  investments  that may be considered  borrowings  for purposes of the Investment Company Act.

         In order to  implement  the  operation  of the  Interfund  Credit  Facility,  it is  proposed  that  the  Portfolios'  current fundamental  investment  restrictions  with respect to borrowing be amended to explicitly  allow a Portfolio to borrow money from other
Portfolios.  In this regard,  the Trust has sought, in its Exemptive  Application,  an exemption from Section 18(f) to allow Portfolios to borrow directly from other Portfolios.  In addition,  as a condition of the operation of the Interfund Credit Facility,  a Portfolio that has outstanding  borrowings from all sources exceeding 10 percent of its total assets must secure each outstanding  interfund loan exceeding  10  percent  of assets  by a pledge of  segregated  collateral  with a market  value  equal to at least 102  percent  of the outstanding  principal  value of the loan.  It is proposed  that the  Portfolios'  current  fundamental  investment  restrictions  with respect to borrowing also be amended, as applicable, to conform to this condition related to the Interfund Credit Facility.

         Accordingly,  in connection  with the  establishment  of the Interfund  Credit Facility and receipt of an exemptive order from the Commission with respect thereof, the Investment Manager has recommended that the Portfolios'  fundamental  investment  restrictions with respect to borrowing be amended to allow each  Portfolio to borrow money  directly from another  Portfolio in accordance  with the conditions related to the Interfund Credit Facility.

         If Proposal IV is approved by a Portfolio,  the current fundamental  investment  restriction applicable to that Portfolio will be amended to permit the  Portfolio  to  participate  in the  Interfund  Credit  Facility by  borrowing  money  directly  from  another
Portfolio.  The  fundamental  investment  restrictions  which currently are applicable to the Portfolios and which would be affected by approval of Proposal IV, including the proposed changes (underlined) are as follows in italics.

o        AST Goldman Sachs Concentrated Growth Portfolio,  AST Alliance Growth and Income Portfolio,  AST Strong  International  Equity
Portfolio,  the AST MFS Global Equity Portfolio,  the AST PBHG Small-Cap Growth Portfolio, the AST DeAM Small-Cap Growth Portfolio, the
AST Federated  Aggressive  Growth Portfolio,  the AST Goldman Sachs Small-Cap Value Portfolio,  the AST DeAM Small-Cap Value Portfolio,
the AST Goldman Sachs Mid-Cap Growth  Portfolio,  the AST Neuberger Berman Mid-Cap Growth  Portfolio,  the AST Neuberger Berman Mid-Cap
Value Portfolio,  the AST Alger All-Cap Growth Portfolio,  the AST Gabelli All-Cap Value Portfolio,  the AST Alliance Growth Portfolio,
the AST MFS Growth  Portfolio,  the AST Marsico  Capital  Growth  Portfolio,  the AST DeAM  Large-Cap  Growth  Portfolio,  the AST DeAM
Large-Cap Value Portfolio,  the AST Alliance/Bernstein  Growth + Value Portfolio,  the AST Sanford Bernstein Core Value Portfolio,  the
AST Cohen & Steers Realty Portfolio,  the AST Sanford  Bernstein Managed Index 500 Portfolio,  the AST American Century Income & Growth
Portfolio,  the AST MFS Growth with Income Portfolio,  the AST DeAM Global  Allocation  Portfolio,  the AST Lord Abbett  Bond-Debenture
Portfolio, the AST Gabelli Small-Cap Value Portfolio and the AST DeAM Bond Portfolio:

         No  Portfolio  may borrow  money,  except that a Portfolio  may (i) borrow  money for  non-leveraging,  temporary  or emergency  purposes,  and (ii) engage in reverse repurchase  agreements and make other investments or engage in other transactions,  which may involve a borrowing,  in a manner consistent with the Portfolio's  investment  objective and policies;  provided  that the  combination  of (i) and (ii) shall not exceed 33 1/3% of the value of the  Portfolio's assets  (including the amount borrowed) less liabilities  (other than borrowings) or such other percentage  permitted by law. Any borrowings  which come to exceed this amount will be reduced in accordance with  applicable law.  Subject to the above  limitations,  a Portfolio may borrow from persons to the extent permitted by applicable law, including
                                                                                                                  ------------
         the Investment  Company Act of 1940, or to the extent permitted by any exemption from the Investment  Company Act of
         ---------------------------------------------------------------------------------------------------------------------
         1940 that may be granted  by the SEC or any SEC  releases,  no-action  letters or  similar  relief or  interpretive
         ---------------------------------------------------------------------------------------------------------------------
         guidance.
         ---------

o        AST American Century International Growth Portfolio, AST American Century Strategic Balanced Portfolio:

         [A Portfolio  may not] . . . [b]orrow any money,  except in an amount not in excess of 33 1/3% of the total assets of the Portfolio,  and then only for temporary,  emergency and extraordinary purposes; this does not prohibit the escrow
                                           ---------
         and collateral  arrangements in connection with investment in interest rate futures  contracts and related options by the  Portfolio.  Subject to the above  limitations,  a Portfolio may borrow from persons to the extent  permitted by
                       -------------------------------------------------------------------------------------------------------
         applicable law,  including the Investment  Company Act of 1940, or to the extent permitted by any exemption from the
         ---------------------------------------------------------------------------------------------------------------------
         Investment  Company  Act of 1940 that may be granted by the SEC or any SEC  releases,  no-action  letters or similar
         ---------------------------------------------------------------------------------------------------------------------
         relief or interpretive guidance.
         --------------------------------

o        AST T. Rowe Price Natural Resources Portfolio, AST T. Rowe Price Asset Allocation Portfolio:

         [The Portfolio may not] . . .[b]orrow  money except that the Portfolio may (i) borrow for  non-leveraging,  temporary or emergency purposes and (ii) engage in reverse repurchase  agreements and make other investments or engage in other transactions,  which may involve a borrowing,  in a manner consistent with the Portfolio's  investment  objective and program,  provided  that the  combination  of (i) and (ii) shall not  exceed 33 1/3% of the value of the  Portfolio's total assets  (including  the amount  borrowed) less  liabilities  (other than  borrowings) or such other  percentage permitted by law.  Any  borrowings  which come to exceed this amount will be reduced in  accordance  with  applicable law. The  Portfolio  may borrow from persons to the extent  permitted by applicable  law,  including the  Investment
                                                                                                 -----------------------------
         Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be
         ---------------------------------------------------------------------------------------------------------------------
         granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
         -----------------------------------------------------------------------------------------------------

o        AST DeAM International Equity Portfolio:

         [The Portfolio may not] . . [b]orrow money except from persons to the extent permitted by applicable law,  including
                                                                --------------------------------------------------------------
         the Investment  Company Act of 1940, or to the extent permitted by any exemption from the Investment  Company Act of
         ---------------------------------------------------------------------------------------------------------------------
         1940 that may be granted  by the SEC or any SEC  releases,  no-action  letters or  similar  relief or  interpretive
         ---------------------------------------------------------------------------------------------------------------------
         guidance, and then  in amounts up to 33 1/3% of the Portfolio's total assets.
         ------------------

o        AST William Blair International Growth Portfolio:

         The Portfolio may borrow money for temporary or emergency  purposes (not for  leveraging or  investment) in an amount not exceeding 33 1/3% of the value of its total assets  (including the amount borrowed) less liabilities  (other than borrowings).  If  borrowings  exceed 33 1/3% of the value of the  Portfolio's  total assets by reason of a decline in net assets,  the Portfolio  will reduce its borrowings  within three business days to the extent  necessary to comply with the 33 1/3% limitation.  This policy shall not prohibit  reverse  repurchase  agreements,  deposits of assets to margin or guarantee  positions in futures,  options,  swaps or forward  contracts,  or the  segregation  of assets in connection with such contracts.  Subject to the above limitations, a Portfolio may borrow from persons to the extent
                                       ---------------------------------------------------------------------------------------
         permitted by  applicable  law,  including  the  Investment  Company Act of 1940,  or to the extent  permitted by any
         ---------------------------------------------------------------------------------------------------------------------
         exemption  from the  Investment  Company Act of 1940 that may be granted by the SEC or any SEC  releases,  no-action
         ---------------------------------------------------------------------------------------------------------------------
         letters or similar relief or interpretive guidance.
         ---------------------------------------------------

o        AST Alliance Growth and Income Portfolio:

         The Portfolio  will not borrow money except from persons to the extent  permitted by applicable  law,  including the
                                                          --------------------------------------------------------------------
         Investment  Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940
         ---------------------------------------------------------------------------------------------------------------------
         that may be granted by the SEC or any SEC releases,  no-action  letters or similar relief or  interpretive  guidance,
         ---------------------------------------------------------------------------------------------------------------------
         and then in amounts not in excess of 33 1/3% of its total assets.  The  Portfolio  may borrow at prevailing  interest rates  and  invest  the  Portfolios  in  additional  securities.  The  Portfolio's  borrowings  are  limited  so that immediately  after such borrowing the value of the Portfolio's  assets  (including  borrowings)  less its liabilities
         (not  including  borrowings)  is at least three times the amount of the  borrowings.  Should the  Portfolio,  for any reason,  have borrowings that do not meet the above test then,  within three business days, the Portfolio must reduce such  borrowings so as to meet the necessary  test.  Under such a  circumstance,  the Portfolio may have to liquidate securities at a time when it is disadvantageous to do so.

o        AST INVESCO Capital Income Portfolio:

         [The Portfolio may not] . . .[b]orrow money except from persons to the extent permitted by applicable law, including
                                                                 -------------------------------------------------------------
         the Investment  Company Act of 1940, or to the extent permitted by any exemption from the Investment  Company Act of
         ---------------------------------------------------------------------------------------------------------------------
         1940 that may be granted  by the SEC or any SEC  releases,  no-action  letters or  similar  relief or  interpretive
         ---------------------------------------------------------------------------------------------------------------------
         guidance,  in excess of 33 1/3% of the value of its total net assets,  and when  borrowing,  it is for  temporary  or
                                                                                                                 ------------
         emergency purposes.

o        AST T. Rowe Price Global Bond Portfolio:

         [The Portfolio may not] . . . [b]orrow money, except for temporary,  extraordinary or emergency purposes or except in
                                                                  ---------
         connection with reverse repurchase  agreements  provided that the Portfolio  maintains asset coverage of 300% for all borrowings.  Subject to the above  limitations,  a Portfolio  may borrow  from  persons to the extent  permitted  by
                      --------------------------------------------------------------------------------------------------------
         applicable law,  including the Investment  Company Act of 1940, or to the extent permitted by any exemption from the
         ---------------------------------------------------------------------------------------------------------------------
         Investment  Company  Act of 1940 that may be granted by the SEC or any SEC  releases,  no-action  letters or similar
         ---------------------------------------------------------------------------------------------------------------------
         relief or interpretive guidance.
         --------------------------------

o        AST Federated High Yield Portfolio:

         The Portfolio  will not borrow money except for  temporary,  extraordinary  or emergency  purposes and then only from
                                                          ---------
         persons to the extent  permitted by applicable law,  including the Investment  Company Act of 1940, or to the extent
         ---------------------------------------------------------------------------------------------------------------------
         permitted  by any  exemption  from the  Investment  Company  Act of 1940 that may be  granted  by the SEC or any SEC
         ---------------------------------------------------------------------------------------------------------------------
         releases,  no-action letters or similar relief or interpretive guidance, and only in amounts not in excess of 33 1/3%
         -----------------------------------------------------------------------                                       -- ---
         of the value of its net  assets,  taken at the lower of cost or market.  In  addition,  to meet  redemption  requests without immediately selling portfolio securities,  the Portfolio may borrow up to one-third of the value of its total assets  (including the amount  borrowed) less its liabilities  (not including  borrowings,  but including the current fair market value of any securities  carried in open short positions).  This practice is not for investment  leverage but solely to facilitate  management of the portfolio by enabling the Portfolio to meet redemption  requests when the liquidation of portfolio  securities is deemed to be inconvenient or disadvantageous.  If, due to market fluctuations or other  reasons,  the value of the  Portfolio's  assets  falls  below 300% of its  borrowings,  it will  reduce its borrowings within three business days.  .

o        AST PIMCO Total Return Bond Portfolio, AST PIMCO Limited Maturity Bond Portfolio:

         The Portfolio will not borrow money, issue senior securities,  pledge, mortgage,  hypothecate its assets, except that the  Portfolio  may (i) borrow from persons to the extent  permitted by applicable  law,  including  the  Investment
                                             ---------------------------------------------------------------------------------
         Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be
         ---------------------------------------------------------------------------------------------------------------------
         granted by the SEC or any SEC releases,  no-action letters or similar relief or interpretive  guidance, or enter into
         ------------------------------------------------------------------------------------------------------
         reverse  repurchase  agreements,  or employ  similar  investment  techniques,  and pledge  its  assets in  connection therewith,  but only if  immediately  after each  borrowing  there is an asset  coverage  of 300% and (ii) enter into transactions in options,  futures and options on futures and other derivative instruments as described in the Trust's
         Prospectus  and this  Statement  (the deposit of assets in escrow in  connection  with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis,  collateral arrangements with respect to initial or  variation  margin  deposits  for future  contracts  and  commitments  entered  into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio's assets).

o        AST Money Market Portfolio:

         The Portfolio will not borrow money,  except from persons to the extent  permitted by applicable law,  including the
                                                           -------------------------------------------------------------------
         Investment  Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940
         ---------------------------------------------------------------------------------------------------------------------
         that may be granted by the SEC or any SEC releases,  no-action  letters or similar relief or  interpretive  guidance,
         --------------------------------------------------------------------------------------------------------------------
         for temporary,  extraordinary or emergency purposes and then only in amounts not to exceed33 1/3% of the value of the
                                                                                                   ------
         Portfolio's  total assets,  taken at cost, at the time of such borrowing.  The Portfolio may not mortgage,  pledge or hypothecate  any assets except in connection  with any such  borrowing . The Portfolio  will not purchase  securities while borrowings  exceed 5% of the Portfolio's total assets.  This borrowing  provision is included to facilitate the orderly sale of  securities,  for example,  in the event of  abnormally  heavy  redemption  requests,  and is not for investment purposes and shall not apply to reverse repurchase agreements.

         The  shareholders of each Portfolio will vote  separately on Proposal IV.  Approval of Proposal IV by the  shareholders of any
Portfolio is not contingent upon approval of Proposal IV by the  shareholders of any other  Portfolio.  If Proposal IV is approved by a
Portfolio,  the current fundamental  investment  restriction  regarding borrowing activities  applicable to each such Portfolio will be amended as indicated above to allow the Portfolio to borrow money directly from another Portfolio.

THE TRUSTEES,  INCLUDING THE INDEPENDENT  TRUSTEES,  RECOMMEND THAT THE  SHAREHOLDERS OF EACH OF THE PORTFOLIOS VOTE "FOR" PROPOSAL IV.
ANY UNMARKED PROXIES WILL BE SO VOTED.

                                                              PROPOSAL V

                                                  APPROVAL OF CHANGES TO FUNDAMENTAL
                                                        INVESTMENT RESTRICTIONS
                                             WITH RESPECT TO INVESTMENT IN A SINGLE ISSUER

         In addition to approval of the operation of the Interfund Credit Facility,  the Exemptive  Application also seeks an exemptive order with respect to the Cash Sweep and Securities  Lending Cash Collateral  Management  Program.  Under the Cash Sweep and Securities
Lending Cash Collateral  Management Program,  the Portfolios would invest on a daily basis their uninvested cash and cash collateral in affiliated  unregistered  and registered money market funds (the "Money Market Funds").  A Portfolio's  uninvested cash may result from a variety of sources including dividends or interest received on portfolio  securities,  unsettled  securities  transactions,  reserves held for investment  strategy  purposes,  scheduled maturity of investments,  liquidation of investment  securities to meet anticipated redemptions,  dividend  payments,  or new monies  received from  investors.  The Trust  estimates that at any given time it is possible that as much as 25% of a Portfolio's  total assets could consist of uninvested  cash.  In addition,  a Portfolio's  cash  collateral is received when a Portfolio  participates  in the Trust's  Securities  Lending Program whereby a Portfolio lends certain of its portfolio securities  to borrowers,  who deposit cash with the  Portfolio's  custodian as security for the loans.  The Money Market Funds will be cash management  vehicles that seek to provide current income  consistent with the  preservation of capital and liquidity.  Pursuant to the Cash Sweep and Securities  Lending Cash Collateral  Management  Program, a Portfolio may earn higher returns on its uninvested cash and cash  collateral  than could be attained by investing  directly in money market  securities  or other types of  investments,  would further  diversify its holdings by holding shares of the Money Market Funds,  and eliminate  transaction  costs  currently  incurred in connection  with its short-term  investment of cash. The Trust requires an exemptive  order from the Commission to exempt the operation of the Cash Sweep and Securities  Lending Cash  Collateral  Management  Program from certain  provisions of the Investment  Company Act that limit the  percentage of an investment  company that another  investment  company may acquire,  and  provisions of the  Investment
Company Act that restrict or prohibit certain affiliated or joint transactions among funds.

         The Proposal V Voting Portfolios  currently have fundamental  investment  restrictions that restrict a Portfolio's  investment in a single  issuer to 5 percent of the  Portfolio's  assets and/or 10 percent of the issuer's  securities.  Pursuant to the Cash Sweep and Securities  Lending Cash Collateral  Management  Program,  a Portfolio would be able to invest up to 25 percent of its total assets in a Money Market Fund.  Amending the  Portfolios'  current  fundamental  investment  restriction  would enable the  Portfolios to take advantage of the investment  opportunities that would be presented by the Cash Sweep and Securities Lending Cash Collateral  Management
Program  Accordingly,  it is proposed  that each  Proposal V Voting  Portfolio's  fundamental  investment  restriction  with respect to investment in a single issuer be amended to allow  investment in the Money Market Funds up to the limit  provided  under the Cash Sweep and Securities Lending Cash Collateral Management Program.

         Provisions of the  Investment  Company Act with respect to fund  diversification  limit a diversified  fund's  investment in a single issuer,  but only with respect to 75 percent of the fund's total assets,  to 5 percent of the fund's total assets and 10 percent of the issuer's securities.  By amending each applicable Proposal V Voting Portfolio's  fundamental  investment restriction to meet the
Investment  Company Act limits  regarding  diversification,  a Proposal V Voting  Portfolio  would be able to meet the  diversification requirements under the Investment  Company Act and to participate in the Cash Sweep and Securities  Lending Cash Collateral  Management
Program up to the limits  allowed in the Program.  Accordingly,  it is proposed  that each  Proposal V Voting  Portfolio's  fundamental investment restrictions with respect to investment in a single issuer be so amended.

         The fundamental  investment  restrictions  which currently are applicable to the Proposal V Voting  Portfolios and which would be affected by approval of Proposal V, including the proposed changes (underlined) are as follows in italics.

o        AST Alliance Growth and Income Portfolio:

         As to 75% of the value of its total  assets,the  Portfolio  will not  purchase a security of any issuer  (other than
         -------------------------------------------                                               ---------------------------
         securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of
         ---------------------------------------------------------------------------------------------------------------------
         other investment  companies) if as a result,  (a) more than 5% of the Portfolio's  total assets would be invested in
         ---------------------------                   -----------------------------------------------------------------------
         the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of
         ---------------------------------------------------------------------------------------------------------------------
         that issuer.
         ------------

o        AST INVESCO Capital Income Portfolio:

         [The Portfolio may not] . . . [a]s to 75% of the value of its total assets, purchase a security of any issuer (other
                                       --------------------------------------------           ---------- ---------------------
         than  securities  issued or  guaranteed  by the U.S.  Government  or any of its  agencies or  instrumentalities,  or
         ---------------------------------------------------------------------------------------------------------------------
         securities of other investment  companies) if as a result, (a) more than 5% of the Portfolio's total assets would be
         ---------------------------------------------------------------------------------------------------------------------
         invested in the securities of that issuer,  or (b) the Portfolio would hold more than 10% of the outstanding  voting
         ---------------------------------------------------------------------------------------------------------------------
         securities of that issuer.
         ---------------------------

o        AST Goldman Sachs Concentrated Growth Portfolio:

         The  shareholders  of each  Proposal V Voting  Portfolio  will vote  separately  on Proposal V.  Approval of Proposal V by the shareholders  of any  Proposal V Voting  Portfolio  is not  contingent  upon  approval of Proposal V by the  shareholders  of the other
Proposal V Voting  Portfolios.  If  Proposal  V is  approved  by a Proposal V Voting  Portfolio,  the  current  fundamental  investment restriction with respect to investment in a single issuer applicable to a Portfolio will be amended as indicated above.

THE TRUSTEES,  INCLUDING THE  INDEPENDENT  TRUSTEES,  RECOMMEND THAT THE  SHAREHOLDERS  OF THE PROPOSAL V VOTING  PORTFOLIOS VOTE "FOR"
PROPOSAL V.  ANY UNMARKED PROXIES THAT ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

                                                           PROPOSAL VI

                                                  APPROVAL OF CHANGES TO FUNDAMENTAL
                                                        INVESTMENT RESTRICTIONS
                                            WITH RESPECT TO DIVERSIFICATION CLASSIFICATION

         The Investment  Company Act requires all mutual funds to specify  whether they are  "diversified"  or  "non-diversified".  The
AST  Goldman  Sachs  Concentrated  Growth  Portfolio  has  historically  elected to be  classified  as a  "diversified"  fund under the
Investment  Company Act. As a diversified  fund, at least 75% of the value of the  Portfolio's  assets must be  represented by cash and cash items, U.S.  Government  securities,  securities of other investment  companies,  and other securities limited with respect to any one issuer to an amount not  greater  than 5% of the value of the  Portfolio's  total  assets and not more than 10% of the  outstanding voting securities of such issuer (the  "Diversification  Requirement").  In effect, a diversified fund is limited,  with respect to 75%
of its total  assets,  to  investment in a single issuer of 5% of the  Portfolio's  assets and 10% of the issuer's  outstanding  voting stock. A fund may not change its  classification  as a diversified  fund without  shareholder  approval.  In addition,  the AST Goldman
Sachs Concentrated  Growth Portfolio has adopted its diversified policy as a fundamental  investment  restriction of the Portfolio.  As a fundamental investment restriction, the Portfolio's policy may not be changed without shareholder approval.

         Goldman Sachs Asset  Management  ("Goldman")  replaced  Janus Capital  Management  LLC as sub-advisor to the AST Goldman Sachs
Concentrated  Growth Portfolio on November 11, 2002.  Goldman's  investment strategy with respect to the AST Goldman Sachs Concentrated
Growth  Portfolio will be to focus portfolio  investments on a smaller number of stocks compared to the previous  investment  strategy.
Thus,  Goldman  wants the  flexibility  to invest in a single  issuer to a greater  extent  than  permitted  under the  Diversification
Requirement.  Accordingly,  shareholders of the Portfolio are being asked to change the Portfolio's  classification  from a diversified fund to a non-diversified  fund, and the Portfolio's  fundamental  investment  restriction to reflect the same, in order to accommodate
Goldman's investment strategy for the Portfolio.

         The AST Goldman Sachs Mid-Cap Growth Portfolio has  historically  elected to be classified as a  "non-diversified"  fund under the  Investment  Company  Act.  Under  the  Investment  Company  Act,  a  non-diversified  fund is  defined  as any fund  that is not a diversified fund. The Internal Revenue Code of 1986, as amended ("IRC"),  though,  specifies certain  diversification  requirements for a mutual fund in order to be treated as a regulated  investment  company for tax purposes  regardless of whether a fund is  diversified or  non-diversified  under the  Investment  Company Act. In effect,  these IRC  requirements  limit a fund,  with respect to 50% of its total assets,  to investment in a single issuer of 5% of the fund's assets and 10% of the issuer's  outstanding  voting stock.  The AST
Goldman Sachs Mid-Cap Growth Portfolio has adopted its  classification as non-diversified  as a fundamental  investment  restriction of the Portfolio.  As a fundamental investment restriction,  the Portfolio's  classification as non-diversified may not be changed without shareholder approval.

         Goldman's  investment  strategy  with  respect  to the AST  Goldman  Sachs  Mid-Cap  Growth  Portfolio  will be to manage  the
Portfolio as a diversified  fund rather than a  non-diversified  fund.  Accordingly,  shareholders  of the Portfolio are being asked to
change  the  Portfolio's   fundamental  investment  restriction  to  reflect  a  change  in  the  Portfolio's   classification  from  a
non-diversified fund to a diversified fund in order to accommodate Goldman's investment strategy for the Portfolio.

         If Proposal VI is approved by a Proposal VI Voting Portfolio,  the current fundamental  investment restriction with respect to fund  diversification  applicable to that Portfolio will be amended as discussed above. The fundamental  investment  restrictions which currently are  applicable to the Proposal VI Voting  Portfolios  and which would be affected by approval of Proposal VI,  including the proposed changes (underlined) are as follows in italics.

o        AST Goldman Sachs Concentrated Growth Portfolio:

         As to50% of the value of its total  assets,  the  Portfolio  will not purchase a security of any issuer  (other than
                                                                               ------------------- ---------------------------
         securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of
         ---------------------------------------------------------------------------------------------------------------------
         other investment  companies) if as a result,  (a) more than 5% of the Portfolio's  total assets would be invested in
         ------------------------------------------------------------                                   ----------------------
         the securities of that issuer,  and (b) the Portfolio would hold more than 10% of the outstanding  voting securities
         ---------------------------------------------------------------------------------------------------------------------
         of that issuer.
         ---------------

o        AST Goldman Sachs Mid-Cap Growth Portfolio:

         As to 75% of the value of its total  assets,  the  Portfolio  will not  purchase a security of any issuer  (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of
                                                                                                             -----------------
         other  investment  companies) if as a result,  (a) more than 5% of the Portfolio's  total assets would be invested in
         ----------------------------
         the securities of that issuer,  and (b) the Portfolio would hold more than 10% of the outstanding  voting  securities of that issuer.

         The  shareholders  of each Proposal VI Voting  Portfolio will vote  separately on Proposal VI.  Approval of Proposal VI by the shareholders  of any Proposal VI Voting  Portfolio is not  contingent  upon  approval of Proposal VI by the  shareholders  of the other
Proposal  VI Voting  Portfolio.  If Proposal VI is approved  by a Proposal  VI Voting  Portfolio,  the current  fundamental  investment restriction with respect to diversification applicable to that Portfolio will be amended as indicated above.

THE TRUSTEES,  INCLUDING THE INDEPENDENT  TRUSTEES,  RECOMMEND THAT THE  SHAREHOLDERS  OF THE PROPOSAL VI VOTING  PORTFOLIOS VOTE "FOR"
PROPOSAL VI.  ANY UNMARKED PROXIES THAT ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

                                                          PROPOSAL VII

       APPROVAL OF RECLASSIFICATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS FROM "FUNDAMENTAL" TO "NON-FUNDAMENTAL"

         The  shareholders  of each of the Proposal VII Voting  Portfolios are being asked to approve the  reclassification  of certain fundamental investment  restrictions from "fundamental" to "non-fundamental".  Fundamental  investment  restrictions may not be changed without  shareholder  approval  while  non-fundamental  investment  restrictions  may be changed by the  Trustees  without  shareholder approval.  In certain cases,  the current  fundamental  restrictions  proposed for  reclassification  reflect  regulatory,  business or industry  conditions,  practices or requirements  that are no longer in effect.  In other cases, the current  fundamental  restrictions proposed for  reclassification  reflect limitations adopted by a Portfolio's  sub-advisor with respect to other funds similarly managed by the sub-advisor.  In each case, however, the Investment Company Act does not require a fundamental investment restriction.

         Reclassification  of these  fundamental  investment  restrictions  would reduce  administrative  burdens  associated  with the restriction  and provide  additional  flexibility to pursue  investment  policies  consistent  with current law without the significant delay and expense to the Portfolios of seeking for shareholder  approval.  The  reclassification of the subject fundamental  investment restrictions  is not  anticipated  to affect the manner in which any Proposal VII  Portfolio is managed.  The Trust will continue to be afforded  protections under the Investment Company Act  notwithstanding  the  reclassification  of the subject  fundamental  investment restrictions.

         If Proposal VII is approved by a Proposal VII Voting Portfolio,  the current fundamental  investment  restrictions  applicable to that  Portfolio  that  are  permitted  to be made  non-fundamental  under  the  Investment  Company  Act will be  reclassified  as a non-fundamental investment restriction as follows.

o        Investment  Restrictions  Applicable  Only to the AST Alliance  Growth and Income  Portfolio,  the AST INVESCO  Equity  Income
Portfolio,  the AST Federated High Yield  Portfolio,  the AST PIMCO Total Return Bond  Portfolio,  the AST PIMCO Limited  Maturity Bond
Portfolio and the AST Money Market Portfolio:

         A Portfolio will not buy any securities or other property on margin (except for such  short-term  credits as are necessary for the clearance of transactions).

         A Portfolio will not invest in companies for the purpose of exercising control or management.

o        Investment Restrictions Applicable Only to the AST Alliance Growth and Income Portfolio:

         The Portfolio will not pledge,  mortgage,  or hypothecate its assets -- however, this provision does not apply to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options.

         The  Portfolio  will not  purchase  securities  of any  issuer  unless  it or its  predecessor  has a record  of three  years'
continuous  operation,  except that the Portfolio may purchase  securities of such issuers through  subscription offers or other rights it receives as a security holder of companies  offering such  subscriptions  or rights,  and such purchases will then be limited in the aggregate to 5% of the Portfolio's net assets at the time of investment.

         The  Portfolio  will not make short sales except short sales made "against the box" to defer  recognition  of taxable gains or losses.

         The Portfolio will not purchase a security if as a result,  more than 5% of the value of that  Portfolio's  assets,  at market value, would be invested in the securities of issuers which, with their predecessors, have been in business less than three years.

o        Investment Restrictions Applicable Only to the AST INVESCO Equity Income Portfolio:

         The Portfolio may not issue preference shares or create any funded debt.

         The Portfolio may not sell short.

         The Portfolio  may not purchase any security or enter into a repurchase  agreement,  if as a result,  more than 15% of its net assets would be invested in repurchase  agreements not entitling the holder to payment of principal and interest  within seven days and in  securities  that are  illiquid  by virtue of legal or  contractual  restrictions  on resale or the  absence of a readily  available market.  The Trustees or the  Investment  Manager or the  Sub-advisor,  acting  pursuant to authority  delegated by the  Trustees,  may determine that a readily  available market exists for securities  eligible for resale pursuant to Rule 144A under the Securities Act of
1933, or any successor to that rule, and therefore that such securities are not subject to the foregoing limitation.

o        Investment Restrictions Applicable Only to the AST Federated High Yield Portfolio:

         The Portfolio  will not purchase any securities on margin but may obtain such  short-term  credits as may be necessary for the clearance of transactions.

         The  Portfolio  will not invest more than 5% of the value of its total assets in  securities  of  companies,  including  their predecessors, that have been in operation for less than three years.

         The  Portfolio  will not invest more than 5% of the value of its total  assets in foreign  securities  which are not  publicly traded in the United States.

         The Portfolio will not write, purchase, or sell puts, calls, or any combination thereof.

         The  Portfolio  will not make short  sales of  securities  or  maintain  short  positions,  unless:  during the time the short position is open, it owns an equal amount of the securities sold or securities  readily and freely  convertible  into or  exchangeable, without  payment of additional  consideration,  for securities of the same issue as, and equal in amount to, the securities sold short;
and not more than 10% of the Portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

         The Portfolio  will not purchase  securities of a company for the purpose of exercising  control or management.  However,  the
Portfolio may invest in up to 10% of the voting  securities of any one issuer and may exercise its voting  powers  consistent  with the best interests of the Portfolio.  From time to time, the Portfolio,  together with other investment  companies  advised by subsidiaries or affiliates of Federated  Investors,  may together buy and hold  substantial  amounts of a company's voting stock. All such stock may be voted together.  In some such cases,  the Portfolio and the other  investment  companies  might  collectively be considered to be in control of the company in which they have invested.  In some cases,  Trustee,  agents,  employees,  officers, or others affiliated with or acting for the  Portfolio,  its  Sub-advisor,  or affiliated  companies  might possibly  become  directors of companies in which the
Portfolio holds stock.

o        Investment Restrictions Applicable Only to the AST PIMCO Total Return Bond Portfolio:

         The Portfolio will not maintain a short position, or purchase,  write or sell puts, calls, straddles,  spreads or combinations thereof,  except as set forth in the Trust's  Prospectus  and this  Statement  for  transactions  in options,  futures,  and options on futures transactions arising under swap agreements or other derivative instruments.

o        Investment Restrictions Applicable Only to the AST PIMCO Limited Maturity Bond Portfolio:

         The Portfolio may not maintain a short position, or purchase,  write or sell puts, calls,  straddles,  spreads or combinations thereof, except on such conditions as may be set forth in the Prospectus and in this Statement.

o        Investment Restrictions Applicable Only to the AST Money Market Portfolio:

         The Portfolio will not acquire any illiquid  securities,  such as repurchase  agreements with more than seven days to maturity or fixed time deposits with a duration of over seven  calendar days, if as a result  thereof,  more than 10% of the market value of the
Portfolio's total assets would be in investments which are illiquid.

         The Portfolio will not purchase securities on margin, make short sales of securities,  or maintain a short position,  provided that this  restriction  shall not be deemed to be applicable  to the purchase or sale of  when-issued  securities or of securities  for delivery at a future date.

         The  shareholders  of each Proposal VII Voting  Portfolio  will vote  separately on Proposal VII.  Approval of Proposal VII by the  shareholders  of any Proposal VII Voting  Portfolio is not  contingent  upon approval of Proposal VII by the  shareholders  of the other  Proposal  VII Voting  Portfolios.  If Proposal  VII is  approved by a Proposal  VII Voting  Portfolio,  the current  fundamental investment restriction applicable to that Portfolio will be reclassified as a non-fundamental investment restriction.

THE TRUSTEES,  INCLUDING THE INDEPENDENT  TRUSTEES,  RECOMMEND THAT THE  SHAREHOLDERS OF THE PROPOSAL VII VOTING  PORTFOLIOS VOTE "FOR"
PROPOSAL VII.  ANY UNMARKED PROXIES THAT ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

Other Matters and Shareholder Proposals

         The Board of Trustees  intends to bring  before the Meeting the matters set forth in the  foregoing  Notice.  The  Trustees do not expect any other business to be brought before the Meeting.  If, however,  any other matters are properly  presented to the Meeting for action,  it is intended that the persons named in the enclosed  proxy will vote in accordance  with their  judgment.  A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written  notice of such  revocation to the Secretary of the Trust, by execution of a subsequent proxy, or by voting in person at the Meeting.

         The  presence  in person or by proxy of the  holders  of  one-third  of the  outstanding  shares of the Trust is  required  to constitute a quorum at the Meeting.  Because ASLAC is the legal owner of nearly 100% of each  Portfolio's  shares,  ASLAC's presence at the Meeting  will  constitute  a quorum  under the Trust's  By-laws.  Shares  beneficially  held by  shareholders  present in person or represented  by proxy at the Meeting will be counted for the purpose of  calculating  the votes cast on the issues  before the Meeting.
Approval of  Proposals  I, III,  IV, V, VI and VII requires  the vote of a "majority  of the  outstanding  voting  securities,"  of the
Portfolio,  as defined in the  Investment  Company Act,  which means the vote of 67% or more of the shares of the Portfolio  present at the Meeting,  if the holders of more than 50% of the  outstanding  shares of the Portfolio are present or represented by proxy,  or the vote of more than 50% of the  outstanding  shares of the  Portfolio,  whichever  is less.  With  respect to Proposal II, a plurality of votes cast at the Meeting,  in person or by proxy,  will elect a Trustee.  There is no  cumulative  voting in the election of Trustees.
An abstention by a shareholder on any of these Proposals,  either by proxy or by vote in person at a Meeting,  has the same effect as a negative vote.

         Shareholders  beneficially  owning more than one  Portfolio  generally  will receive a single proxy  statement  and a separate proxy card for each Portfolio  owned  [[CONFIRM - PROXY CARDS MAY BE  COMBINED]].  It is important to mark,  sign,  date and return all
                                                                                                                                    ---
proxy cards received.

         In the event that sufficient  votes to approve any proposal are not received,  the persons named as proxies may propose one or more  adjournments of the Meeting to permit further  solicitation of proxies.  Any such  adjournment  will require the affirmative vote of a majority of those shares  represented  at the Meeting in person or by proxy.  The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such adjournment proposal in their discretion.

         The Trust is not  required to hold and will not  ordinarily  hold annual  shareholders'  meetings.  The Board of Trustees  may call special  meetings of the  shareholders  for action by shareholder  vote as required by the  Investment  Company Act or the Trust's
Declaration of Trust.

         Pursuant to rules  adopted by the  Commission,  a  shareholder  may include in proxy  statements  relating to annual and other meetings of the  shareholders  of the Trust  certain  proposals  for  shareholder  action  which he or she intends to introduce at such meetings;  provided,  among other things,  that such proposal must be received by the Trust at least thirty days before a  solicitation of proxies is made for such meeting.  Timely submission of a proposal does not necessarily mean that the proposal will be included.

                                                              By order of the Board of Trustees

                                                              /s/ Edward P. Macdonald
                                                              Edward P. Macdonald
                                                              Secretary
                                                              American Skandia Trust

EXHIBIT A
                                   _____________________________ FUND [PORTFOLIO]

                                                MANAGEMENT AGREEMENT

                 Agreement  made  this  ___  day  of  ____,   2003,   between   _______  Fund   [Portfolio],   a  [Maryland
corporation][Massachusetts  trust] (the  "Fund"),  and each of  Prudential  Investments  LLC, a New York limited  liability company (PI) and American Skandia Investment Services, Inc. (ASISI).

                                                 W I T N E S S E T H
                 WHEREAS,  the  Fund  is a  diversified,  open-end  management  investment  company  registered  under  the
Investment Company Act of 1940, as amended (the 1940 Act); and
                 WHEREAS,  the Fund desires to retain PI and ASISI to render or contract to obtain as hereinafter  provided investment  advisory  services to the Fund and the Fund also desires to avail itself of the facilities  available to PI and
ASISI with respect to the  administration of its day-to-day  business affairs,  and both PI and ASISI are willing to render such investment advisory and administrative services; and

                 WHEREAS,  the Fund desires to retain PI and ASISI to act as Co-Managers  with respect to the Fund pursuant to which PI shall oversee, supervise and assist with ASISI's provision of investment advisory services to the Fund;

                 NOW, THEREFORE, the parties agree as follows:

                          1. The Fund  hereby  appoints  the  Co-Managers  to act as  manager  of the Fund and each  series thereof,  if any (each a Portfolio) and as  administrator of its business affairs for the period and on the terms set forth in this Agreement.  The Co-Managers  accept such  appointment and agrees to render the services herein  described,  for the compensation herein provided.  Subject to the approval of the Board of  [Directors][Trustees]  of the Fund, the Co-Managers
are authorized to enter into a subadvisory  agreement with Prudential  Investment  Management,  Inc.,  Jennison  Associates
LLC, or any other subadviser,  whether or not affiliated with the Co-Managers (each, a Subadviser),  pursuant to which such
Subadviser  shall  furnish to the Fund the  investment  advisory  services in  connection  with the  management of the Fund
(each,  a  Subadvisory  Agreement).  Subject  to the  approval  of the  Board of  [Directors][Trustees]  of the  Fund,  the
Co-Managers  are authorized to retain more than one Subadviser for the Fund, and if the Fund has more than one  Subadviser, the Co-Managers are authorized to allocate the Fund's assets among the  Subadvisers.  The Co-Managers will continue to have responsibility  for all  investment  advisory  services  furnished  pursuant  to any  Subadvisory  Agreement.  The Fund and
Co-Managers  understand and agree that the Co-Managers may manage the Fund in a  "manager-of-managers"  style with either a single or multiple  subadvisers,  which contemplates that the Co-Managers will, among other things and pursuant to an order issued by the Securities and Exchange  Commission (SEC): (i) continually  evaluate the performance of the Subadviser to the
Fund,  if  applicable,  through  quantitative  and  qualitative  analysis  and  consultations  with such  Subadviser;  (ii)
periodically  make  recommendations  to the Fund's Board as to whether the contract with one or more Subadvisers  should be renewed,  modified,  or  terminated;  and (iii)  periodically  report to the  Fund's  Board  regarding  the  results of its evaluation  and  monitoring  functions.  The Fund  recognizes  that a  Subadviser's  services may be terminated or modified pursuant to the  "manager-of-managers"  process,  and that the  Co-Managers  may appoint a new  Subadviser for a Subadviser that is so removed.

2.       Subject to the supervision of the Board of  [Directors][Trustees]  of the Fund, the Co-Managers  shall  administer the Fund's  business  affairs  and,  in  connection  therewith,  shall  furnish the Fund with  office  facilities  and with clerical,  bookkeeping  and  recordkeeping  services at such  office  facilities  and,  subject to Section 1 hereof and any
Subadvisory  Agreement,  the  Co-Managers  shall manage the  investment  operations of the Fund and the  composition of the
Fund's  portfolio,  including the purchase,  retention and disposition  thereof,  in accordance with the Fund's  investment objectives,  policies and  restrictions as stated in the Fund's SEC  registration  statement,  and subject to the following understandings:

                 (a) The Co-Managers (or a Subadviser  under the  Co-Managers'  supervision)  shall provide  supervision of the Fund's  investments,  and shall  determine from time to time what  investments or securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

                 (b) The Co-Manager,  in the performance of its duties and obligations  under this Agreement,  shall act in conformity with the [Articles of  Incorporation][Declaration  of Trust] of the Fund and the Fund's SEC registration statement and with the  instructions  and  directions of the Board of  [Directors][Trustees]  of the Fund, and will conform to and comply with the  requirements  of the 1940 Act and all other  applicable  federal and state laws and regulations.  In connection therewith,  the Co-Manager shall, among other things,  prepare and file (or cause to be prepared and filed) such reports as are, or may in the future be, required by the SEC.

(c)      The Co-Manager (or the Subadviser under the Co-Managers'  supervision)  shall determine the securities and futures contracts to be purchased or sold by the Fund and will place orders pursuant to its determinations  with or through such persons,  brokers, dealers or futures commission merchants (including but not limited to Prudential Securities
        Incorporated)  in  conformity  with the policy with respect to  brokerage  as set forth in the Fund's  Registration
        Statement  or as the Board of  [Directors][Trustees]  may  direct  from time to time.  In  providing  the Fund with investment  supervision,  it is  recognized  that  the  Co-Managers  (or  the  Subadviser  under  the  Co-Managers'
        supervision)  will give  primary  consideration  to securing  the most  favorable  price and  efficient  execution.
        Consistent with this policy,  the Co-Managers (or Subadviser under the  Co-Managers'  supervision) may consider the financial  responsibility,  research and investment information and other services provided by brokers,  dealers or futures  commission  merchants who may effect or be a party to any such transaction or other  transactions to which other clients of the Co-Managers  (or  Subadviser)  may be a party.  It is understood  that  Prudential  Securities
        Incorporated  (or a  broker-dealer  affiliated  with a Subadviser)  may be used as principal  broker for securities transactions,  but that no formula has been adopted for allocation of the Fund's investment  transaction  business.
        It is also  understood  that it is  desirable  for the Fund that the  Co-Managers  (or  Subadviser)  have access to supplemental  investment  and market  research and security  and economic  analysis  provided by brokers or futures commission merchants,  and that such brokers or futures commission merchants may execute brokerage  transactions at a higher  cost to the Fund than may result  when  allocating  brokerage  to other  brokers  or  futures  commission merchants on the basis of seeking the most favorable price and efficient execution.  Therefore, the Co-Managers (or the Subadviser  under the  Co-Manager's  supervision)  is authorized to pay higher  brokerage  commissions  for the purchase and sale of securities and futures contracts for the Fund to brokers or futures  commission  merchants who provide such research and  analysis,  subject to review by the Fund's Board of  [Directors][Trustees]  from time to time with respect to the extent and continuation of this practice.  It is understood that the services  provided by such broker or futures commission  merchant may be useful to the Co-Managers (or the Subadviser) in connection with its services to other clients.

                 On occasions when the Co-Managers (or a Subadviser under the Co-Managers'  supervision) deems the purchase or sale of a security or a futures  contract to be in the best interest of the Fund as well as other clients of the
        Co-Managers (or the Subadviser),  the Co-Managers (or  Subadviser),  to the extent permitted by applicable laws and regulations,  may, but shall be under no obligation to, aggregate the securities or futures contracts to be so sold or purchased in order to obtain the most favorable  price or lower brokerage  commissions and efficient  execution.
        In such event,  allocation  of the  securities  or futures  contracts so purchased or sold, as well as the expenses incurred in the  transaction,  will be made by the Co-Managers (or the Subadviser) in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

                 (d) The Co-Managers (or the Subadviser  under the Co-Managers'  supervision)  shall maintain all books and records  with  respect to the Fund's  portfolio  transactions  and shall  render to the Fund's  Board of  Directors
        [Trustees] such periodic and special reports as the Board may reasonably request.

                 (e) The Co-Managers (or the Subadviser  under the Co-Managers'  supervision)  shall be responsible for the financial  and  accounting  records to be maintained by the Fund  (including  those being  maintained by the Fund's
        Custodian).

                 (f) The  Co-Managers  (or the  Subadviser  under the  Co-Managers'  supervision)  shall provide the Fund's
        Custodian on each business day information relating to all transactions concerning the Fund's assets.

                 (g) The investment  management  services of the Co-Managers to the Fund under this Agreement are not to be deemed exclusive, and the Co-Managers shall be free to render similar services to others.

                 (h) The Co-Managers  shall make reasonably  available their employees and officers for  consultation  with any of the  [Directors][Trustees] or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

                 3. The Fund has delivered to the  Co-Managers  copies of each of the following  documents and will deliver to it all future amendments and supplements, if any:

                 (a)  Articles of Incorporation or Declaration of Trust;

                 (b) By-Laws of the Fund (such  By-Laws,  as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

                 (c) Certified  resolutions of the Board of  [Directors][Trustees]  of the Fund authorizing the appointment of the Manager and approving the form of this agreement;

                 (d)  Registration  Statement  under the 1940 Act and the Securities Act of 1933, as amended,  on Form N-1A
        (the  Registration  Statement),  as filed with the SEC  relating to the Fund and its shares of common stock and all amendments thereto; and

                 (e)  Prospectus and Statement of Additional Information of the Fund.

                 4. The  Co-Managers  shall  authorize and permit any of their officers and employees who may be elected as
[Directors][Trustees]  or officers of the Fund to serve in the  capacities  in which they are  elected.  All services to be furnished by the  Co-Managers  under this  Agreement may be furnished  through the medium of any such officers or employees of the Co-Managers.

                 5. The  Co-Managers  shall keep the Fund's books and records  required to be  maintained by it pursuant to
Paragraph 2 hereof.  The  Co-Managers  agree that all records which it maintains for the Fund are the property of the Fund, and they  will  surrender  promptly  to the Fund any such  records  upon the  Fund's  request,  provided  however  that the
Co-Managers  may retain a copy of such records.  The  Co-Managers  further agree to preserve for the periods  prescribed by
Rule 31a-2 under the 1940 Act any such records as are required to be  maintained by the  Co-Managers  pursuant to Paragraph
2 hereof.

                 6.  During the term of this Agreement, the Co-Managers shall pay the following expenses:
                 (i) the  salaries  and  expenses of all  employees  of the Fund and the  Co-Managers,  except the fees and expenses of [Directors][Trustees] who are not affiliated persons of the Co-Managers or any Subadviser,

                 (ii) all expenses  incurred by the  Co-Managers  in connection  with  managing the ordinary  course of the
        Fund's business, other than those assumed by the Fund herein, and

                 (iii) the fees, costs and expenses payable to a Subadviser pursuant to a Subadvisory Agreement.

        The Fund assumes and will pay the expenses described below:

                 (a) the fees and expenses  incurred by the Fund in connection  with the  management of the  investment and reinvestment of the Fund's assets,

                 (b) the fees and  expenses  of Fund  [Directors][Trustees]  who are not  "interested  persons" of the Fund within the meaning of the 1940 Act,

                 (c)  the  fees  and  expenses  of the  Custodian  that  relate  to (i)  the  custodial  function  and  the recordkeeping  connected  therewith,  (ii) preparing and maintaining the general accounting records of the Fund and the provision of any such records to the Co-Managers  useful to the Co-Managers in connection with the Co-Managers'
        responsibility  for the  accounting  records  of the Fund  pursuant  to  Section  31 of the 1940 Act and the  rules promulgated  thereunder,  (iii) the  pricing  or  valuation  of the shares of the Fund,  including  the cost of any pricing or  valuation  service or services  which may be retained  pursuant  to the  authorization  of the Board of
        [Directors][Trustees]  of the Fund, and (iv) for both mail and wire orders,  the cashiering  function in connection with the issuance and redemption of the Fund's securities,

                 (d) the fees and  expenses  of the Fund's  Transfer  and  Dividend  Disbursing  Agent  that  relate to the maintenance of each shareholder account,

                 (e)  the charges and expenses of legal counsel and independent accountants for the Fund,

                 (f) brokers'  commissions  and any issue or transfer taxes  chargeable to the Fund in connection  with its securities and futures transactions,

                 (g)  all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies,

                 (h)  the fees of any trade associations of which the Fund may be a member,

                 (i)  the  cost  of  share  certificates   representing,   and/or  non-negotiable  share  deposit  receipts
        evidencing, shares of the Fund,

                 (j)  the cost of fidelity, directors' and officers' and errors and omissions insurance,

                 (k) the fees and expenses  involved in registering  and  maintaining  registration  of the Fund and of its shares with the  Securities and Exchange  Commission,  and paying notice filing fees under state  securities  laws, including  the  preparation  and printing of the Fund's  registration  statement  and the Fund's  prospectuses  and statements of additional information for filing under federal and state securities laws for such purposes,

                 (l)  allocable   communications   expenses  with  respect  to  investor   services  and  all  expenses  of
        shareholders' and  [Directors'][Trustees']  meetings and of preparing,  printing and mailing reports and notices to shareholders in the amount necessary for distribution to the shareholders,

                 (m)  litigation  and  indemnification  expenses  and other  extraordinary  expenses  not  incurred  in the ordinary course of the Fund's business, and

                 (n) any  expenses  assumed by the Fund  pursuant to a  Distribution  and Service  Plan adopted in a manner that is consistent with Rule 12b-1 under the 1940 Act.

7.       For the services provided and the expenses assumed pursuant to this Agreement,  the Fund will pay to ASISI as full compensation  therefor a fee at the annual  rate(s) as  described  on the  attached  Schedule A with respect to the average daily net assets of the Fund.  This fee will be computed daily,  and will be paid to ASISI monthly.  The Fund shall not pay any fee or other  compensation  to PI for the  services  provided  and the  expenses  assumed  pursuant to this  Agreement.
Provided,  however,  that upon the  dissolution,  liquidation  or merger of ASISI  into PI, or in the event  that  ASISI is unable for any reason to perform its duties as specified in this  Agreement,  PI shall be entitled to receive the same fees as formerly paid by the Fund to ASISI.

                 8. The  Co-Managers  shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement  relates,  except a loss resulting from a breach of fiduciary duty with respect to the receipt of  compensation  for  services  (in which case any award of damages  shall be limited to the period and the amount set forth in Section  36(b)(3) of the 1940 Act) or loss  resulting  from willful  misfeasance,  bad faith or gross  negligence on its part in the  performance  of its duties or from reckless  disregard by it of its  obligations  and duties under this Agreement.

                 9. This  Agreement  shall continue in effect for a period of more than two years from the date hereof only so long as such  continuance is  specifically  approved at least annually in conformity  with the  requirements of the 1940
Act;  provided,  however,  that this Agreement may be terminated with respect to the Fund at any time,  without the payment of any  penalty,  by the Board of  [Directors][Trustees]  of the Fund or by vote of a majority  of the  outstanding  voting securities  (as  defined  in the 1940 Act) of the Fund,  or by the  Co-Managers  at any time,  without  the  payment of any penalty,  on not more  than 60 days' nor less  than 30 days'  written  notice to the  other  party.  This  Agreement  shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

                 10.  Nothing in this  Agreement  shall  limit or  restrict  the right of any officer or employee of either
Co-Manager  who may also be a  [Director][Trustee],  officer or employee of the Fund to engage in any other  business or to devote his or her time and attention in part to the  management  or other aspects of any business,  whether of a similar or dissimilar  nature,  nor limit or  restrict  the right of the  Co-Managers  to  engage in any other  business  or to render services of any kind to any other corporation, firm, individual or association.

                 11. Except as otherwise  provided herein or authorized by the Board of  [Directors][Trustees]  of the Fund
from time to time, the Co-Managers  shall for all purposes herein be deemed to be independent  contractors,  and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

                 12.  During the term of this  Agreement,  the Fund agrees to furnish the  Co-Managers  at their  principal office all  prospectuses,  proxy  statements,  reports to shareholders,  sales  literature,  or other material prepared for distribution  to shareholders of the Fund or the public,  which refer in any way to the  Co-Managers,  prior to use thereof and not to use such  material if the  Co-Managers  reasonably  object in writing  within five  business days (or such other time as may be mutually  agreed)  after receipt  thereof.  In the event of  termination  of this  Agreement,  the Fund will continue  to furnish to the  Co-Managers  copies of any of the above-  mentioned  materials  which  refer in any way to the
Co-Managers.  Sales  literature may be furnished to the Co-Managers  hereunder by first-class or overnight mail,  facsimile transmission  equipment or hand  delivery.  The Fund shall  furnish or otherwise  make  available to the  Co-Managers  such other  information  relating to the  business  affairs of the Fund as the  Co-Managers  at any time,  or from time to time, reasonably request in order to discharge its obligations hereunder.

                 13.  This  Agreement  may be amended by mutual  consent,  but the  consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

                 14. Any notice or other  communication  required to be given  pursuant to this  Agreement  shall be deemed duly given if delivered or mailed by registered  mail,  postage  prepaid,  (1) to the  Co-Managers at Gateway Center Three,
100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077,  Attention:  Secretary;  or (2) to the Fund at Gateway Center Three,
100 Mulberry Street, Newark, NJ 07102-4077, Attention: President.

                 15. This  Agreement  shall be governed by and  construed in  accordance  with the laws of the State of New
York.

16.      The Fund may use the name "___________ Fund [Portfolio]" or any name including the word "Prudential", "American
Skandia", ["ASAF"], or ["AST"] only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Co-Managers' business as Co-Managers or manager or any extension, renewal or amendment thereof remain in effect.  At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Co-Managers, or any organization which shall have so succeeded to such businesses.  In no event shall the Fund use the name "___________ Fund
[Portfolio]" or any name including the word "Prudential", "American Skandia", ["ASAF"], or ["AST"] if the Co-Managers'
functions are transferred or assigned to a company of which The Prudential Insurance Company of America does not have control.

                 IN WITNESS  WHEREOF,  the parties  hereto have caused  this  instrument  to be executed by their  officers designated below as of the day and year above written.

                                               ___________________ FUND [PORTFOLIO]

                                               By:  _____________________________

                                               PRUDENTIAL INVESTMENTS LLC

                                               By:  ____________________________

                                               AMERICAN SKANDIA INVESTMENT SERVICES, INC.

                                                By:  ______________________________

                                                     [Schedule A

           --------------------------------------------------------------------- -----------------------------------
           ________________Fund                                                                -.--%
           --------------------------------------------------------------------- -----------------------------------

    Schedule dated _______, 2003.]

EXHIBIT B

------------------------------------------------------ ------------------ ----------------- ---------------
                      AST Funds                         Date of Current      Investment     Amount of Fee
                                                          Investment       Management Fee   Paid to ASISI
                                                          Management                         last Fiscal
                                                           Agreement                             Year
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------

------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Strong Internat'l Equity Portfolio                  12/10/2001             0.87%         3,326,254
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST William Blair International Growth Portfolio        11/11/2002             1.00%         4,293,094
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST American Century Internat'l Growth Portfolio          5/1/2000             1.00%         4,623,343
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST DeAM International Equity Portfolio                   5/1/2002             1.00%         1,329,260
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST MFS Global Equity Portfolio                         10/18/1999             1.00%           628,385
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST PBHG Small-Cap Growth Portfolio                      9/15/2001             0.90%         3,139,282
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST DeAM Small-Cap Growth Portfolio                     12/10/2001             0.95%         3,307,221
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Federated Aggressive Growth Portfolio               10/23/2000             0.95%           255,482
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Goldman Sachs Small-Cap Value Portfolio               5/1/2001             0.95%         4,488,013
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Gabelli Small-Cap Value Portfolio                   10/23/2000             0.90%         4,711,797
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST DeAM Small-Cap Value Portfolio                        5/1/2002             0.95%            39,575
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Goldman Sachs Mid-Cap Growth Portfolio              11/11/2002             1.00%           591,557
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Neuberger Berman Mid-Cap Growth Portfolio             5/1/1998             0.90%         3,457,835
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Neuberger Berman Mid-Cap Value Portfolio              5/1/1998             0.90%         8,428,514
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Alger All-Cap Growth Portfolio                      12/31/1999             0.95%         4,831,748
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Gabelli All-Cap Value Portfolio                     10/23/2000             0.95%         1,317,380
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST T. Rowe Price Natural Resources Portfolio             5/1/1995             0.90%         1,334,499
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Alliance Growth Portfolio                             5/1/2000             0.90%         3,051,290
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST MFS Growth Portfolio                                10/18/1999             0.90%         6,513,842
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Marsico Capital Growth Portfolio                    12/22/1997             0.90%        10,727,759
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Goldman Sachs Concentrated Growth Portfolio         11/11/2002             0.90%        14,657,442
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST DeAM Large-Cap Growth Portfolio                       5/1/2002             0.85%           377,582
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST DeAM Large-Cap Value Portfolio                        5/1/2002             0.85%           766,469
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Alliance/Bernstein Growth + Value Portfolio           5/1/2001             0.90%           312,093
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Sanford Bernstein Core Value Portfolio                5/1/2001             0.75%           617,386
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Cohen & Steers Realty Portfolio                       1/2/1998             1.00%         1,871,717
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Sanford Bernstein Managed Index 500 Portfolio         5/1/2000             0.60%         3,161,195
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST American Century Income & Growth Portfolio            5/4/1999             0.75%         2,344,395
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Alliance Growth and Income Portfolio                  5/1/2000             0.75%        11,270,925
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST MFS Growth with Income Portfolio                    10/18/1999             0.90%           868,818
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST INVESCO Equity Income Portfolio                       1/3/1994             0.75%         6,322,700
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST DeAM Global Allocation Portfolio                      5/1/2002             0.10%         1,329,911
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST American Century Strategic Balanced Portfolio       12/30/1996             0.85%         1,649,127
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST T. Rowe Price Asset Allocation Portfolio              1/3/1994             0.85%         2,533,863
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST T. Rowe Price Global Bond Portfolio                   5/1/1996             0.80%         1,179,262
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Federated High Yield Portfolio                        1/3/1994             0.75%         4,012,796
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Lord Abbett Bond-Debenture Portfolio                10/23/2000             0.80%           760,144
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST DeAM Bond Portfolio                                   5/1/2002             0.85%           603,169
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST PIMCO Total Return Bond Portfolio                     1/3/1994             0.65%        12,286,582
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST PIMCO Limited Maturity Bond Portfolio                 5/1/1995             0.65%         5,426,765
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Money Market Portfolio                               9/15/2001             0.50%        12,719,198
------------------------------------------------------ ------------------ ----------------- ---------------

EXHIBIT C

------------------------------------------------------ -------------------------- --------------------
                Comparable ASAF Funds                     Total Net Assets on         Investment
                                                         December 31, 2002 (in      Management Fee
                                                               millions)
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------

------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Strong International Equity Fund                              42                   1.10%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF William Blair International Growth Fund                      137                   1.00%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF American Century International Growth Fund                    54                   1.00%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF DeAM International Equity Fund                                51                   1.10%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF PBHG Small-Cap Growth Fund                                    98                   0.90%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF DeAM Small-Cap Growth Fund                                    38                   0.95%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Gabelli Small-Cap Value Fund                                 175                   1.00%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Goldman Sachs Mid-Cap Growth Fund                             19                   1.00%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Neuberger Berman Mid-Cap Growth Fund                         142                   0.90%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Neuberger Berman Mid-Cap Value Fund                          189                   0.90%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Alger All-Cap Growth Fund                                     24                   0.95%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Gabelli All-Cap Value Fund                                    67                   0.95%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Alliance Growth Fund                                          78                   0.90%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Marsico Capital Growth Fund                                  565                   1.00%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Goldman Sachs Concentrated Growth Fund                       525                   1.00%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF DeAm Large-Cap Growth Fund                                     2                   0.90%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF DeAM Large-Cap Value Fund                                      1                   0.90%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Alliance/Bernstein Growth + Value Fund                        11                   1.00%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Sanford Bernstein Core Value Fund                             27                   0.85%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Sanford Bernstein Managed Index 500 Fund                     124                   0.80%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Alliance Growth and Income Fund                              227                   1.00%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF MFS Growth with Income Fund                                   37                   1.00%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF INVESCO Equity Income Fund                                   200                   0.75%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF American Century Strategic Balanced Fund                     136                   0.90%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Federated High Yield Fund                                    160                   0.70%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF PIMCO Total Return Bond Fund                                 555                   0.65%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Money Market Fund                                            389                   0.50%
------------------------------------------------------ -------------------------- --------------------

EXHIBIT D

-------------------------------------------------------------------------------------------------------
          Comparable Prudential Portfolios              Total Net Assets on     Investment Management
                                                         December 31, 2002               Fee
                                                           (in Millions)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
 Money Market                                            1,371,843,010                   0.40%
-------------------------------------------------------------------------------------------------------
 Diversified Bond                                        1,370,698,067                   0.40%
-------------------------------------------------------------------------------------------------------
 Equity                                                  3,275,281,110                   0.45%
-------------------------------------------------------------------------------------------------------
 Flexible Managed                                        3,181,622,066                   0.60%
-------------------------------------------------------------------------------------------------------
 Conservative Balanced                                   2,661,027,442                   0.55%
-------------------------------------------------------------------------------------------------------
 High Yield Bond                                         1,130,770,710                   0.55%
-------------------------------------------------------------------------------------------------------
 Stock Index                                             2,353,108,247            0.35% to $4 bil
                                                                                 0.30% over $4 bil
-------------------------------------------------------------------------------------------------------
 Value                                                   1,245,014,298                   0.40%
-------------------------------------------------------------------------------------------------------
 Natural Resources                                         379,144,204                   0.45%
-------------------------------------------------------------------------------------------------------
 Government Income                                         484,312,354                   0.40%
-------------------------------------------------------------------------------------------------------
 Zero Coupon Bond 2005                                      66,841,050                   0.40%
-------------------------------------------------------------------------------------------------------
 Small Capitalization Stock                                467,504,648                   0.40%
-------------------------------------------------------------------------------------------------------
 Jennison                                                1,436,742,496                   0.60%
-------------------------------------------------------------------------------------------------------
Global                                                     515,054,897                   0.75%
-------------------------------------------------------------------------------------------------------
 Jennison 20/20 Focus                                       64,658,172                   0.75%
-------------------------------------------------------------------------------------------------------
 Diversified Conservative Growth                           157,063,832                   0.75%
-------------------------------------------------------------------------------------------------------
 SP Davis Value                                            164,766,949                   0.75%
-------------------------------------------------------------------------------------------------------
 SP Large Cap Value                                         38,310,158                   0.80%
-------------------------------------------------------------------------------------------------------
 SP Small / Mid Cap Value                                   98,706,491                   0.90%
-------------------------------------------------------------------------------------------------------
 SP AIM Core Equity                                         13,907,003                   0.85%
-------------------------------------------------------------------------------------------------------
 SP AIM Aggressive Growth                                    9,338,725                   0.95%
-------------------------------------------------------------------------------------------------------
 SP MFS Capital Opportunities                                9,326,626                   0.75%
-------------------------------------------------------------------------------------------------------
 SP Mid-Cap Growth                                          17,977,405                   0.80%
-------------------------------------------------------------------------------------------------------
 SP Alliance Large Cap Growth                               57,556,962                   0.90%
-------------------------------------------------------------------------------------------------------
 SP Alliance Technology Portfolio                            6,536,855                   1.15%
-------------------------------------------------------------------------------------------------------
 SP INVESCO Small Company Growth                            12,500,818                   0.95%
-------------------------------------------------------------------------------------------------------
 SP Deutsche International Equity Portfolio                 46,324,671                   0.90%
-------------------------------------------------------------------------------------------------------
 SP Prudential U.S. Emerging Growth                         51,159,411                   0.60%
-------------------------------------------------------------------------------------------------------
 SP Jennison International Growth                           58,656,850                   0.85%
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
 SP PIMCO Total Return                                     471,264,478                   0.60%
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
 SP PIMCO High Yield                                       112,410,388                   0.60%
-------------------------------------------------------------------------------------------------------
 SP Conservative Asset Allocation                          117,132,825                   0.05%
-------------------------------------------------------------------------------------------------------
 SP Balanced Asset Allocation                              147,342,799                   0.05%
-------------------------------------------------------------------------------------------------------
 SP Growth Asset Allocation                                 96,090,965                   0.05%
-------------------------------------------------------------------------------------------------------
 SP Aggressive Growth Asset Allocation                      15,016,415                   0.05%
-------------------------------------------------------------------------------------------------------
 SP Strategic Partners Focused Growth                       17,311,059                   0.90%
-------------------------------------------------------------------------------------------------------

LOGO
One Corporate Drive
PO Box 883
Shelton, CT  06484

2 EASY WAYS TO VOTE YOUR PROXY

1.       On the Internet at www.americanskandia.com, look for LINK to "Proxyweb" and use the control number shown.
                            -----------------------
2.       Sign, Date and Return this proxy card using the enclosed postage paid envelope, to Proxy Tabulator, PO Box 91xx, Hingham,
           MA  02043-xxxx.

***    CONTROL NUMBER:  999  999  999  999  99    ***

INSURANCE/ASSURANCE COMPANY NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE BOARD OF TRUSTEES OF AMERICAN SKANDIA TRUST (THE "TRUST") FOR USE AT THE SPECIAL
MEETING OF SHAREHOLDERS TO BE HELD AT ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484 ON APRIL 3, 2003 AT 10:00 A.M. EASTERN STANDARD
TIME.

The undersigned contract owner of a variable annuity or variable life insurance contract hereby instructs the above referenced
Company to vote at the above stated meeting all shares of the Portfolio attributable to his or her contract as directed on the matters set forth on the reverse side of this card, and upon any other matter which may properly come before the Meeting, at their discretion.

Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the proposals.

Date:

Sign here exactly as name(s) appear(s) on left.

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should entered and the trustee, custodian, etc.
should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation.  If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner".

(Continued on Reverse Side)

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.

1.       To approve a new investment management agreement between the Trust on behalf of the Portfolio, American Skandia Investment
           Services, Inc. and Prudential Investments LLC.

FOR all
Nominees
listed at left
(except as
marked to
the contrary)

WITHHOLD
AUTHORITY
to vote for
all Nominees
listed at left

2. Election of Trustees:

(01) Saul K. Fenster, (02) Delayne Dedrick Gold, (03) W. Scott McDonald, Jr. (04) Thomas T. Mooney (05) Louis A. Weill, III (06)
Robert F. Gunia (07) John A. Pileski

(Instruction:  To withhold authority to vote for any individual Nominee(s), write the number(s)of the Nominee(s) on the line provided below):

3.       To approve a change to a fundamental investment restriction with respect to lending.

4.       To approve a change to a fundamental investment restriction with respect to borrowing.

5.       To approve a change to a fundamental investment restriction with respect to investment in a single issuer.

6.       To approve a change to a fundamental investment restriction with respect to diversification.

7.       To approve the reclassification of certain fundamental investment restrictions from "fundamental" to "non-fundamental".

LOGO
One Corporate Drive
PO Box 883
Shelton, CT  06484

2 EASY WAYS TO VOTE YOUR PROXY

3.       On the Internet at www.americanskandia.com, look for LINK to "Proxyweb" and use the control number shown.
                            -----------------------
4.       Sign, Date and Return this proxy card using the enclosed postage paid envelope, to Proxy Tabulator, PO Box 91xx, Hingham,
           MA  02043-xxxx.
5.
***    CONTROL NUMBER:  999  999  999  999  99    ***

PORTFOLIO NAME PRINTS HERE

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF AMERICAN SKANDIA TRUST (THE "TRUST") FOR USE AT THE SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD AT ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484 ON APRIL 3, 2003 AT 10:00 A.M. EASTERN STANDARD TIME.

The undersigned hereby appoints Deirdre Burke, Maureen Gulick, and Michael Boyle and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and all adjournments thereof, all shares of beneficial interest of the Portfolio named above held of record by the undersigned on the record date for the Meeting, upon the matters set forth on the reverse side of this card, and upon any other matter which may properly come before the Meeting, at their discretion.

Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the proposals.

Date:

Sign here exactly as name(s) appear(s) on left.

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should entered and the trustee, custodian, etc.
should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation.  If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner".

(Continued on Reverse Side)

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.

2.       To approve a new investment management agreement between the Trust on behalf of the Portfolio, American Skandia Investment
           Services, Inc. and Prudential Investments LLC.

FOR all
Nominees
listed at left
(except as
marked to
the contrary)

WITHHOLD
AUTHORITY
to vote for
all Nominees
listed at left

2. Election of Trustees:

(01) Saul K. Fenster, (02) Delayne Dedrick Gold, (03) W. Scott McDonald, Jr. (04) Thomas T. Mooney (05) Louis A. Weill, III (06)
Robert F. Gunia (07) John A. Pileski

(Instruction:  To withhold authority to vote for any individual Nominee(s), write the number(s)of the Nominee(s) on the line provided below):

8.       To approve a change to a fundamental investment restriction with respect to lending.

9.       To approve a change to a fundamental investment restriction with respect to borrowing.

10.      To approve a change to a fundamental investment restriction with respect to investment in a single issuer.

11.      To approve a change to a fundamental investment restriction with respect to diversification.

12.      To approve the reclassification of certain fundamental investment restrictions from "fundamental" to "non-fundamental".